SCHEDULE 14C
                                 (Rule 14c-101)

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement     [ ] Confidential, For Use of
                                               the Commission Only(as permitted
                                               by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement



                               WHISTLER INVESTMENTS, INC.
                (Name of Registrant as Specified in Its Charter)



      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:   n/a

      (2) Aggregate number of securities to which transaction applies:      n/a

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
          the filing fee is calculated and state how it was determined):    n/a

      (4) Proposed maximum aggregate value of transaction:                  n/a

      (5) Total fee paid:                                                   n/a

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provide by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:                                           n/a

      (2) Form, Schedule or Registration Statement No.:                     n/a

      (3) Filing Party:                                                     n/a

      (4) Date Filed:                                                       n/a

                     Preliminary Copy dated July 24, 2003



                           WHISTLER INVESTMENTS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST , 2003

                                Las Vegas, Nevada
                                  August , 2003

         A Special Meeting of Stockholders (the "Special Meeting") of Whistler Investments, Inc., a Nevada corporation (the "Company"), will be held at the offices of the Company, 4440 East Washington Avenue, Suite 107, Las Vegas, Nevada 89110, on ___________ , August , 2003, at 8:00 A.M. (local time) for the following purposes:

            1. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 7,000,000 (the number of authorized shares of Common Stock following the 10 for 1 reverse split, effective July 11, 2003) to 90,000,000;

            2. To amend the Articles of Incorporation of the Company to authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors;

           3. To ratify the action of the Board of Directors of the Company in entering into a Licensing Agreement dated June 27, 2003, with Nu Age Electric Inc., a Nevada corporation; and

           4. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on _________ ,August , 2003, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

            Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         All stockholders are cordially invited to attend the meeting.


                       By Order of the Board of Directors,

                                          /s/ Holly Roseberry
                                          -------------------
                                          Holly Roseberry
                                          President and Chief Executive Officer

Preliminary Copy dated July 24, 2003

                            WHISTLER INVESTMENTS, INC.
         4440 East Washington Avenue, Suite 107, Las Vegas, Nevada 89110

                              INFORMATION STATEMENT

               Special Meeting of Stockholders to be Held August ___, 2003

         This Information Statement is being furnished by Whistler Investments, Inc., a Nevada corporation ("Whistler" or the "Company"), to holders of its common stock of record August ___, 2003 (the "Record Date") in connection with a Special Meeting of Stockholders (the "Special Meeting") to be held at 4440 East Washington Avenue, Suite 107, Las Vegas, Nevada 89110 on August__, 2003, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

         At such meeting, stockholders will consider and act upon proposals (1) to amend the Company's Articles of Incorporation to (a) increase the number of shares of authorized Common Stock of the Company ("Common Stock") from 7,000,000 shares (the number of authorized shares of Common Stock following the 10 for 1 reverse split, effective July 11, 2003) to 90,000,000 shares, and (b) authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors; and (2) to ratify and approve the action of the Board of Directors of the Company in entering into a Licensing Agreement ("Licensing Agreement") dated June 27, 2003, with Nu Age Electric Inc., a Nevada corporation ("Nu Age Electric"), the terms of which require Whistler at closing to issue 14,500,000 shares of Common Stock to the stockholders of Nu Age Electric. Issuance of the shares of Common Stock to the shareholders of Nu Age Electric would be conditioned on amendment of the Company's Certificate of Incorporation to increase the authorized Common Stock.

         The amendments to the Company's Certificate of Incorporation (the "Certificate of Amendment"), and ratification and approval of the Licensing Agreement are more fully described below, and copies of Certificate of Amendment and the Licensing Agreement are attached as Appendices "A" and "B", respectively. Stockholders of the Company should consider carefully the matters discussed in this Information Statement before casting their vote.

         You are entitled to vote at the Special Meeting if you owned shares of Whistler's Common Stock as of the close of business on the Record Date, August __, 2003.You will be entitled to cast one vote for each share of Common Stock that you owned as of that time. As of that date, we had ___________ shares of Common Stock outstanding.

         Stockholders who own in excess of 50% of the Company's outstanding Common Stock have advised us that they intend to vote in favor of each of the proposals set forth above. It is anticipated, therefore, that the proposals will be approved.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         You should rely only on the information or representations provided in or referred to in this Information Statement. Whistler has not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the cover page of this document.



                   Mailed to Stockholders August __, 2003.

                            BACKGROUND TO THE MEETING


Annual Report; Financial Information

    A copy of the Company's 2003 Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, is attached as Appendix C. A copy of its Quarterly Report on Form 10-QSB is attached as Appendix D. These reports include financial information for the year ended January 31, 2003 and for the three months ended April 30, 2003.



                             MATTERS TO BE VOTED ON



I. Amendment of Articles of Incorporation

         The Board of Directors proposes to amend Whistler's Articles of Incorporation to increase the Company's authorized common stock from 7,000,000 shares (the number of authorized shares of Common Stock following the 10 for 1 reverse split, effective July 11, 2003) to 90,000,000 shares, and authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors.



         Amendment to Increase Authorized Shares

         Following the 10 for 1 reverse split of our Common Stock, effective June 11, 2003, the number of authorized shares of Common Stock was reduced from 70,000,000 to 7,000,000 shares and, as of July 23, 2003, 4,845,000 shares were outstanding. Pursuant to the Licensing Agreement, we will be issuing 14,500,000 shares to the stockholders of Nu Age Electric, following approval and filing of the amendment to our Articles of Incorporation, and ratification by stockholders of the transaction with Nu Age Electric.


         Unless the number of authorized shares is increased, the Company would not have sufficient authorized shares for issuance pursuant to the terms of the Licensing Agreement with the Nu Age Electric stockholders, or in connection with additional financings, acquisitions, employee options, and other corporate purposes. Accordingly, we are proposing that the Company's authorized common stock be increased to 90,000,000 shares, par value $.001 per share. The Board of Directors recommends the proposed increase to insure that a sufficient number of authorized and unissued shares are available (i) to complete the Nu Age Electric Licensing Agreement transaction, (ii) to be available to raise additional capital for the Company's operations, and (iii) to make options and shares available for employees, future non-employee directors, and consultants as an incentive for services to the Company pursuant to the Company's 2003 Restricted Stock Plan or otherwise.

          Other than the Nu Age Electric Licensing Agreement, we do not presently have any specific plans or arrangements relating to the issuance of any of the shares proposed to be authorized. Such shares would be available for issuance by the Board of Directors without further action by the stockholders. Although shares may be issued only for consideration deemed adequate under Nevada law, issuance could have a dilutive effect on existing stockholders, reducing the percentage of Whistler's outstanding shares represented by those held by such existing stockholders. Neither the presently authorized shares nor the additional shares that would be authorized by the proposed amendment have preemptive rights.

         Amendment to Authorize Board of Directors to Issue and Fix Terms of Series of Preferred Stock

         We believe that the ability of our Board of Directors to issue shares of our currently authorized class of 5,000,000 shares of preferred stock could be useful in connection with some kinds of venture capital financing, acquisitions, and other corporate transactions. We are therefore proposing that the Company's Articles of Incorporation be amended to authorize the Board of Directors to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, special rights and preferences may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. The Board has no present intentions or plans relating to the issuance of preferred stock.

            Recommendation of Management and Required Vote for Approval

The Board of Directors recommends that the stockholders vote in favor of the amendments to the Company's Articles of Incorporation described above.

            The vote required for approval of the proposals to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

            If these proposals are approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock and amending the provisions concerning issuance of the authorized preferred stock by the Board of Directors as soon as practicable after the date of the Special Meeting. The Certificate of Amendment would amend the Company's Articles of Incorporation substantially as set forth in the Certificate of Amendment attached hereto as Appendix A.



II. Ratification of Licensing Agreement with Nu Age Electric

         In June 2003, we entered into a Licensing Agreement (attached hereto at Appendix B) pursuant to which, subject to a 20% royalty interest retained by Nu Age Electric, Whistler would acquire by license all of Nu Age Electric's rights relating to the manufacture and sales of two and three wheel electric vehicles using the Nu Pow'r electric power drive system technology licensed by Nu Age Electric from Nu Pow'r LLC ("Nu Pow'r") for a transfer of 14,500,000 shares of our Common Stock to the stockholders of Nu Age Electric. The Closing under the Licensing Agreement is scheduled to take place immediately following approval by our stockholders of the above-described amendments to Whistler's Articles of Incorporation.

            Nu Pow'r has developed proprietary integrated power systems that are being licensed to Whistler through Nu Age Electric for the purpose of introducing a line of 2 & 3 wheeled vehicles to the market. These systems make use of semiconductor design and engineering principles to develop a "modular" and "systems" approach to gather, store, transfer, and utilize electric energy to propel vehicles and power products. These systems have been designed and developed into five platforms based upon power requirements or output, that allow their vehicles and battery systems to outperform industry standards. Nu Pow'r is structured with the specific charter to develop environmentally friendly products such as Zero Emission Vehicles, and extended life rechargeable high-output self-contained power systems for products ranging from Neighborhood Electric Vehicles (NEVs) to handheld devices like portable communications products and power tools. The Nu Pow'r development team's backgrounds range from semi-conductor technology in the computer and defense industries to electrical engineering for aerospace flight controls, DC to DC power conversion for aircraft power systems and X-ray crystallography. The research team has developed proprietary electric propulsion and power systems, as well as lithium and solar battery technologies, which will enhance the performance of a wide variety of off-highway vehicles, wireless communications products and other related applications.

         The platform on which the licensed technology is based (Nu Pow'r platform 2) is a modular proprietary electric propulsion and power system capable of delivering approximately 48 volts and up to 50 amps. There are several prototype products from this platform, small All-Terrain Vehicles, Go-Carts, 2 wheel scooters and low speed highway vehicles. These products are ready for production; however, agreements with manufacturers are not in place as yet.

            Under the Licensing Agreement, Nu Age Electric warrants that it has a signed agreement with Nu Pow'r, assigning the exclusive rights for the manufacture, marketing and sales of all two and three wheel vehicles with the Nu Pow'r electric power drive systems in the country of India and for the marketing and sales of these two and three wheel vehicles world wide.

            Under the Licensing Agreement, the rights licensed by Nu Age Electric to Whistler include:

                  1) 100% of the exclusive rights to manufacture, market and sell all two and three wheel vehicles in the country of India and the marketing and sales of these two and three wheel vehicles world wide.

                  2) 100% of the first right of refusal for the use of the Nu Pow'r technology for all vehicles and products using the Nu Pow'r electric power drive system technology worldwide.

                  3) 100% of the exclusive rights for all benefits encompassing the marketing and sales of all licenses involving the use of this technology in all vehicles and products worldwide excepting the area of North America.

                  4) The exclusive rights for all benefits encompassing the marketing, sales and delivery of all vehicles and products on a wholesale basis to the North American licensed Dealerships whose rights for such Dealerships will be held by a third company but who will have to purchase, on a wholesale basis, from the Whistler and Nu Age Electric, all electric powered vehicles and products containing the Nu Pow'r electric power drive system technology.


            We believe that entering into the Licensing Agreement will provide Whistler with a technology for an operating business in an industry with potential for growth, which would be in the best interests of Whistler's stockholders.

         Although under Nevada law, stockholder approval is not required for the issuance of stock, including the issuance of stock in a transaction such as that with Nu Age Electric, we are seeking stockholder ratification for the action of our Board of Directors in approving the Licensing Agreement with Nu Age Electric.

         Under the Licensing Agreement, we will be issuing 14,500,000 shares of Common Stock to the stockholders of Nu Age Electric. After the closing in the transaction, the stockholders of Nu Age will own approximately ___% of
Whistler's    outstanding   shares,   and  Whistler's  stockholders   will  own
approximately ___%.

            The proposal to ratify the action of the Board of Directors in approving the Nu Age Electric Licensing Agreement would be approved if the number of votes cast in favor exceeds the number of votes cast in opposition.


            The Board of Directors has determined to submit this proposal to the stockholders of the Company for ratification in that it believes that the transaction, which when closed will result in a change of control of the Company, is of material importance to the Company and appropriate for consideration and approval of its stockholders. As stated above, stockholders who own in excess of 50% of the Company's outstanding shares have advised us that they intend to vote in favor of this proposal, and it is anticipated, therefore, that the proposal will be approved. However, were this approval not to take place, the Board would negotiate with Nu Age Electric not proceed with the transaction.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE BOARD'S APPROVAL OF THE LICENSING AGREEMENT WITH NU AGE ELECTRIC.



                             PRINCIPAL STOCKHOLDERS

            The following table sets forth, as of July 24, 2003, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.


                                                                     Approx.
            Name and Address of              Amount and Nature       % of
            Beneficial Owner (1)             Of Ownership            Class
            --------------------             ------------            -----
            Salim S. Rana                    4,000,000               82.5 %

            Stacey Fling                       385,000                7.9 %

            Holly Roseberry                     15,000 (2)             *

            Mehboob Charania                      --                   --

            All directors and officers as a group --                   --
-----------------------

* Less than 1%.

(1) The address for these stockholders and directors and officers is c/o the Company at 4440 East Washington Avenue, Las Vegas, Nevada 89110.

(2) Holly Roseberry holds options to purchase 15,000 shares of Common Stock, at an exercise price of $.75 per share, expiring July 2008.


                              INDEPENDENT AUDITORS

            Lancaster & David, Chartered Accountants have served as the Company's independent auditors since 2000 and have been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending January 31, 2004. Lancaster & David, Chartered Accountants have no interest, financial or otherwise, in the Company. A representative of Lancaster & David is not expected to be present at the Special Meeting.

                   APPENDICES C AND D- FORMS 10-KSB AND 10-QSB

            The Company's Amendment No. 1 to its 2003 Form 10-KSB containing all financial statements, and its 10-QSB for is fiscal quarter ended April 30, 2003, are attached to this information statement as Appendices C and D, respectively.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

            THIS INFORMATION STATEMENT AND THE APPENDICES HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM T HIS INFORMATION STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST,WITHOUT CHARGE, DIRECTED TO HOLLY ROSEBERRY, WHISTLER INVESTMENTS, INC.,4440 EAST WASHINGTON AVENUE, SUITE 107, LAS VEGAS, NEVADA 89110, TELEPHONE NUMBER (702) 212-9900. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY AUGUST , 2003.

                                  OTHER MATTERS

            The Board of Directors knows of no other business that will be presented to the Special Meeting.

                                             By Order of the Board of Directors,

                                                    /s/ HOLLY ROSEBERRY
                                                    HOLLY ROSEBERRY, PRESIDENT
Las Vegas, Nevada
August  , 2003

                                   APPENDIX A



                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                           WHISTLER INVESTMENTS, INC.

         WHISTLER INVESTMENTS, INC., a corporation organized under the laws of the State of Nevada (the "Company"), by its president (or vice-president) and secretary (or assistant secretary) does hereby certify:

                  1. That the Company is currently authorized to issue 7,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

                  2. That the board of directors of the Company, acting by unanimous written consent, dated July , 2003, passed a resolution declaring that the following change and amendment in the articles of incorporation is advisable.

                  3. That Article III of the Articles of  Incorporation  of  the
         Company be deleted in its entirety and the  following   be  substituted
         therefor:

                  "Article III

                  (a) The Corporation shall have authority to issue a total of Ninety-Five Million (95,000,000) shares, of which Ninety Million (90,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock").

                  (b) Shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors is authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and rights, preferences and limitations of each series and the variations and relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                           (i) the designation of such series;

                           (ii) the number of shares initially constituting such
                  series and any increase or decrease (to a number not less than the number of outstanding shares of such series) of the number of shares constituting such series theretofore fixed;

                           (iii) the rate or rates at which dividends on the shares of such series shall be paid, including, without limitation, any methods or procedures for determining such rate or rates, and the conditions on, and the times of, the payment of such dividends, the preference or relation that such dividends shall bear to the dividends payable on any other class or series of stock of the Corporation, and whether or not such dividends shall be cumulative and, if so, the date or dates from and after which they shall accumulate;

                           (iv) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including, without limitation, the date or dates on or after which such shares shall be redeemable and the amount per share that shall be payable on such redemption, which amount may vary under different conditions and at different redemption dates;

                           (v) the rights to which the  holders of the shares of
                  such series shall be entitled on the voluntary or involuntary liquidation, dissolution or winding up or on any distribution of the assets, of the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event;

                           (vi)  whether or not the shares of such series  shall
                  have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including, without limitation, the right of the holders of such shares to vote on a separate class, either alone or with the holders of shares of one or more other series of the Preferred Stock and the right to have more than one vote per share;

                           (vii) whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series and, if so, the terms and conditions thereof;

                           (viii) whether or not the shares of such series shall
                  be convertible into, or changeable for, shares of any other class or series of the same or any other class of stock of the Corporation and, if so, the terms and conditions of conversion or exchange, including, without limitation, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price; and

                           (ix) any other relative rights, preferences and limitations.

          All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the corporation may now or hereafter be authorized to issue.

          The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

          Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special."

                  4. That the number of shares of the Company outstanding and entitled to vote on said amendment to the Articles of Incorporation is 4,845,000; that the said amendment has been authorized by the vote of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         IN WITNESS WHEREOF, the said Whistler Investments, Inc. has caused this certificate to be signed by its president and its secretary and its
corporate seal to be hereto affixed this      day of        , 2003.

                                                   WHISTLER INVESTMENTS, INC.

                                                    By:
                                                               , President

                                                    By:
                                                               , Secretary
 (SEAL)
 STATE OF       )
                )                                 ss.
 COUNTY OF      )

         On   ,   2003,    personally    appeared   before   me,   ,   a  Notary
Public,     ___________     and    ___________    ,who  acknowledged  that  they
executed the above instrument.

 /s/

(Notary Public)
 (SEAL)

                                   APPENDIX B


                               LICENSING AGREEMENT
                               -------------------

         THIS AGREEMENT is dated for reference this 27th day of June, 2003.


BETWEEN:

               NU AGE ELECTRIC INC., a company incorporated pursuant to the laws of the State of Nevada and having an office located at 799 Marsopa Dr., Vista, California 92083;

                  ("Nu Age")

OF THE FIRST PART

AND:
               WHISTLER INVESTMENTS, INC.,a company incorporated pursuant to the laws of the State of Nevada and having an office located at 4440 East Washington Avenue, Suite 107, Las Vegas, Nevada, 89110;

                  ("Whistler")

OF THE SECOND PART

WHEREAS:

A.       Nu Age is engaged in the business  of   developing  and  assigning  the
         `exclusive rights' for the manufacture, marketing and sales of all `two and three wheel vehicles' and other electric powered vehicles with the NuPow'r `electric power drive systems' in the country of India and for the marketing and sales of these `two and three wheel vehicles' and other electric powered vehicles world wide; and

B. Whistler desires to purchase 100% in interest from Nu Age and or its principles all current and future license `rights' relating to the manufacture and sales of electric vehicles and products using the Nu Pow'r `electric power drive system technology' subject to a 20% net royalty interest to Nu Age, for a transfer of stock to the Nu Age stock holders under terms and conditions to be determined between the parties.


                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:





1.             NU AGE'S REPRESENTATIONS

                  Nu Age hereby makes the following representations and warranties to Whistler, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Whistler and shall survive the Closing Date:

         (a) The authorized capital of Nu Age consists of 13,320,000 shares of common stock;

         (b) Nu Age is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

         (c) Nu Age is duly licensed or qualified and in good standing in the States of Nevada, which are the sole jurisdictions in which the nature of Nu Age's assets or the business conducted by Nu Age makes qualification necessary;

         (d)   Nu Age  has  no  subsidiaries  and  owns  no   interest   in  any
               corporation, partnership, proprietorship or any other business entity;

         (e) Nu Age's financial statements for the fiscal period ended June 30th, 2003, are being prepared in accordance with United States generally accepted accounting principles and fairly represent Nu Age's financial position to this date. To this date:

                  (i) There  has not been any  material  adverse  change  in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Nu Age or any damage, loss or other change in circumstances materially affecting the business or property of Nu Age or its right or capacity to carry on business before or after the Closing Date;

                  (ii)Nu Age has not waived or surrendered any right of material value;

                 (iii)The business of Nu Age has been carried on in the ordinary course; and

                  (iv)Nu Age has not  guaranteed,  or  agreed to guarantee,  any debt, liability or other obligation of any person, firm or corporation;

         (f) Nu Age has good and marketable title to all of its assets free and clear of all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances of any nature whatsoever, and subject to no restrictions with respect to transferability. All of Nu Age's assets are in its possession and control;

         (g) Nu Age has not given a power of attorney, which is currently in effect, to any person, firm or corporation for any purpose whatsoever;

         (h) Nu Age has entered into an LOI with another OTC BB company for the transfer of `the exclusive rights' to license, own, operate and/or sell all Nu Age Electric Power Stations (Dealerships for the sale and service of all electric vehicles and products produced by and through Nu Age) in the area of North America. This agreement has not been finalized to this date and in the event it is not finalized, those `rights' will become part and parcel of this LOI between Nu Age and Whistler.

         (i) To the knowledge of Nu Age, each contract, lease, license, commitment and agreement to which it is a party is in full force and effect and constitutes a legal, valid and binding obligation of all of the parties thereto. Nu Age is not in default and has not received or given any notice of default, and to Nu Age's knowledge, no other party thereto is in default, under any such contract, lease, license, commitment or other agreement or under any other obligation relating to Nu Age's assets or its business;

         (j) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Nu Age. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefore, or, to the best of Nu Age's knowledge, no investigation by any governmental agency pertaining to Nu Age or its assets is pending or has been threatened against Nu Age which could adversely affect the financial condition or prospects of Nu Age or the conduct of the business thereof or any of Nu Age's assets or materially adversely affect the ability of the shareholders of Nu Age to consummate the transactions contemplated by this Agreement;

         (k) To its knowledge, Nu Age has not infringed any patent or patent application, copyright or copyright application, trademark or trademark application or trade name or other proprietary or intellectual property right of any other person or received any notice of a claim of such infringement;

         (l) Nu Age has the right to use all data and information necessary to permit the conduct of its business from and after the Closing Date, as such business is and has been normally conducted;

         (m) The Articles and Bylaws of Nu Age permit it to conduct its present business and to enter into this Agreement;

         (n) The performance of this Agreement will not be in violation of the Articles or Bylaws of Nu Age or any agreement to which Nu Age is a party and will not give any person any right to terminate or cancel any agreement or any right enjoyed by Nu Age and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of Nu Age;

         (o)   Nu Age  holds   all   permits,   licenses,   registrations    and
               authorizations necessary for it to conduct its business;

         (p) Nu Age is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

         (q) Nu Age has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

         (r) All federal, state, municipal, foreign, sales, property or excise or other taxes whether or not yet due have been fully paid or adequately provided for;

         (s) The corporate records and minute books of Nu Age contain complete and accurate minutes of all meetings of the directors and shareholders of Nu Age held since incorporation;

         (t) All material transactions of Nu Age have been promptly and properly recorded or filed in or with its respective books and records; and

              (u)   Nu Age  has  complied  with  all  laws,  rules,  regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards and workers' compensation.

              (v) Nu Age further warrants that the company has a signed agreement with NuPow'r LLC, a private Nevada Corporation, assigning the `exclusive rights' for the manufacture, marketing and sales of all `two and three wheel vehicles' with the NuPow'r `electric power drive systems' in the country of India and for the marketing and sales of these `two and three wheel vehicles' world wide. These agreements carry payment requirements and can be submitted for documentation.
              (w) Nu Age is currently in negotiations with a major two-wheel vehicles manufacturer in Asia to form a Joint Venture for the manufacture and sale of these two and three wheel vehicles in the country of India and for the distribution and sale of these two and three wheel vehicles worldwide. These negotiations entail a proposed 50/50 JV between the companies wherein Nu Age will receive 50% of all net revenues from the operations of the JV. The spirit of the JV will also encompass many other additional vehicles and products to be manufactured and distributed for sale worldwide through the operations of this proposed JV. The extreme benefits of this JV are to substantially cut the manufacturing costs of all products, which will increase the sales of these products and the profitability for all companies involved.

              (x)   Nu  Age   further     warrants   that   the   company   has
                    agreements with NuPow'r LLC for the `first right of refusal' in the use of the NuPow'r technology in all applications for electric vehicles and products worldwide. These agreements carry payment requirements and can be submitted for documentation.


              (y) Nu Age also controls by agreements with NuPow'r LLC, the `exclusive rights' to license and operate all NuPow'r Service Centers (Dealerships) in North America. Each individual Dealership licensee will have the `exclusive rights' to sell and service, in their designated areas, all vehicles and products with the NuPow'r `electric power drive system technology'.

              (z)   Nu Age  is    currently   in   negotiations   with   another
                    company to transfer these `rights' for the licensing and operations of all NuPow'r Service Centers in North America.


             (aa)   Nu Age's rights include:

                  1) 100% of the `exclusive rights' to manufacture, market and sell all `two and three wheel vehicles' in the country of India and the marketing and sales of these `two and three wheel vehicles' world wide.

                  2) 100% of the `first right of refusal' for the `use of the NuPow'r technology for all vehicles and products using the NuPow'r `electric power drive system technology' worldwide.

                  3) 100% of the `exclusive rights' for all benefits encompassing the marketing and sales of all licenses involving the use of this technology in all vehicles and products worldwide excepting the area of North America. As described above in #h and z, Nu Age is in negotiations with another company to transfer the licensing rights for all NuPow'r Service Centers in North America. It will still be to the financial benefit of both Nu Age and the Whistler to sell vehicles and products on a `wholesale basis' to the company who owns the rights to these dealerships. A larger distribution network for the sales of all vehicles and products through these Dealerships in North America will be of extreme benefit to all three companies involved.

                  4) The 'exclusive rights' for all benefits encompassing the marketing, sales and delivery of all vehicles and products on a `wholesale basis' to the North American licensed Dealerships whose `rights' for such Dealerships will be held by a third company but who will have to purchase, on a `wholesale basis,' from the Whistler and Nu Age, all electric powered vehicles and products containing the NuPow'r `electric power drive system technology'.

                  5) It is anticipated that when the Agreements for the JV between Nu Age and the large company in Asia are completed, Nu Age will assign 100% of its 50% ownership rights in this JV to the Whistler with a separate agreement between Nu Age and the Whistler for the distribution of the `net profits' derived from this 50% interest in this JV. The proposal for that distribution will be discussed below.


2.       WHISTLER'S REPRESENTATIONS

                  Whistler hereby makes the following representations and warranties to Nu Age, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Nu Age and shall survive the Closing Date:

               (a)The  authorized  capital of Whistler  consists  of  70,000,000 shares of common stock with par value of $0.001 each and 5,000,000 shares of
               preferred   stock  with  par  value  of  $0.001  each,  of  which
               48,450,000 shares of common stock are issued as fully paid and non-assessable. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of Whistler, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Whistler;

         (b) Whistler is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

         (c) Whistler is in good standing with respect to its filings with the Nevada Secretary of State and the United States Securities & Exchange Commission;

         (d)   Whistler has  no  subsidiaries  and  owns  no  interest   in  any
               corporation, partnership, proprietorship or any other business entity;

         (e) Whistler's audited financial statements for the fiscal year ended January 31, 2003, as filed with the United States Securities & Exchange Commission (the "Whistler Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent Whistler's financial position at that date. Since the date to which the Whistler Statements were prepared:

                  (i) There  has not been any  material  adverse  change  in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Whistler or any damage, loss or other change in circumstances materially affecting the business or assets of Whistler or its right or capacity to carry on business before or after the Closing Date;

                (ii) Whistler has not waived or surrendered any right of material value;

               (iii) The business of Whistler has been conducted in the ordinary course; and

                (iv)  Whistler  has not  guaranteed,  or agreed  to   guarantee,
                      any debt, liability or other obligation of any person, firm or corporation;

         (f) Whistler has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities, other than the Shares for Debt Agreements referred to in subparagraph 2(a);

         (g)   Whistler is not a party  to  any  contracts,   leases,  licenses,
               commitments and other agreements relating to its assets or its business;

         (h) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Whistler. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefore, or, to the best of Whistler's knowledge, no investigation by any governmental agency, pertaining to Whistler or its assets is pending or has been threatened against Whistler which could adversely affect the financial condition or prospects of Whistler or the conduct of the business thereof or any of Whistler's assets or materially adversely affect the ability of Whistler to consummate the transactions contemplated by this Agreement;

         (i) The Articles and Bylaws of Whistler permit it to carry on its present business and to enter into this Agreement;

         (j) The performance of this Agreement will not be in violation of the Articles or Bylaws of Whistler or any agreement to which Whistler is a party;

         (k)   Whistler is not in violation of any federal,   state,   municipal
               or  other  law,   regulation  or  order  of  any   government  or
               regulatory authority;

         (l) Whistler has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

         (m) No federal, state, municipal, foreign, sales, property or excise or other taxes are payable by Whistler;

         (n) The corporate records and minute books of Whistler contain complete and accurate minutes of all meetings of the directors and shareholders of Whistler held since incorporation;

         (o) All material transactions of Whistler have been promptly and properly recorded or filed in or with its respective books and records;

         (p) Whistler has filed all documents it was required to file with the National Association of Securities Dealers; and

         (q)   Whistler'   shares  are  quoted  for  trading  on  the   National
               Association  of  Securities  Dealer's  Over-The-Counter  Bulletin
               Board.

3.                ISSUANCE OF WHISTLER SHARES

                  On the Closing Date, upon the terms and conditions herein set forth, Whistler agrees to purchase the 100% interest all current and future license `rights' relating to the manufacture and sales of electric vehicles and products using the Nu Pow'r `electric power drive system technology' including, without limitation, all rights and licenses granted pursuant to this Agreement, subject to a 20% net royalty interest to Nu Age, in consideration of Whistler issuing to each Shareholder of Nu Age his or her proportionate share of 14,500,000 restricted shares of common stock (on a post-reverse 10 to 1 split basis) in the capital of Whistler (the "Acquisition Stock").

4.                CLOSING

                  The purchase of the license `rights' described in Section 3 shall be closed at the office of Nu Age at 10:00 A.M. (California) immediately following approval by the stockholders of Whistler of the amendments to its Articles of Incorporation increasing its authorized Common Stock, or on such later date or at such other place as may be agreed upon by the parties (the "Closing Date").

5.                ACTIONS BY THE PARTIES PENDING CLOSING

                  From and after the date hereof and until the Closing Date, Nu Age and Whistler covenant and agree that:

               (a) Nu Age and Whistler, and their authorized representatives, shall have full access during normal business hours to all documents of Nu Age and Whistler and each party shall furnish to the other party or its authorized representatives all information with respect to the affairs and business of Nu Age and Whistler as the parties July reasonably request;

               (b) Nu Age and Whistler shall conduct their business diligently and substantially in the manner previously conducted and Nu Age and Whistler shall not make or institute any unusual or novel methods of purchase, sale, management, accounting or operation, except with the prior written consent of the other party. Neither Nu Age nor Whistler shall enter into any contract or commitment to purchase or sell any assets or engage in any transaction not in the usual and ordinary course of business without the prior written consent of the other party;

               (c) Without the prior written consent of the other party,neither Nu Age nor Whistler shall increase or decrease the compensation provided to its employees, officers, directors or agents;

               (d) Neither Nu Age nor Whistler will amend its Articles of Incorporation or Bylaws, or make any changes in its respective authorized or issued capital without the prior written approval of the other party;

               (e) Neither Nu Age nor Whistler shall act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, commitment or obligation; and

               (f) Neither Nu Age nor Whistler will declare or pay any dividend or make any distribution, directly or indirectly, in respect of their respective capital stock, nor will they directly or indirectly redeem, purchase, sell or otherwise acquire or dispose of shares in their respective capital stock.


6.                CONDITIONS PRECEDENT TO WHISTLER'S OBLIGATIONS

                  Each and every obligation of Whistler to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Whistler:

               (a) The representations and warranties made by Whistler in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

               (b) Whistler shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by its by the Closing Date;

               (c) Whistler shall have completed a reverse split of its common stock such that every ten shares of common stock issued and outstanding prior to the reverse split shall be exchanged for one share of common stock post-reverse split;

               (d) Whistler's liabilities shall not exceed $430,000, of which total non-trade liabilities shall not exceed $400,000 and trade liabilities shall not exceed $30,000;

               (c)Whistler shall deliver to Nu Age:

                           (i)   the   resignation  of  Mehboob  Charania  as  a
                      director of Whistler;

                           (ii) a certified true copy of resolutions of Whistler's Board of Directors authorizing the issuance of the Acquisition Stock to the shareholders of Nu Age, appointing nominees of Nu Age to the Board of Directors in place of Mehboob Charania an officer of Whistler;

                           (iii) Evidence  satisfactory to Nu Age that a nominee
                      of Nu Age has been appointed as one of two authorized signatories for Whistler's main bank account; and

                            (iv) share certificates representing the Acquisition
                      Stock issued in the name of the shareholders of Nu Age, in accordance with paragraph 3.1 herein, representing the Acquisition Stock.


8.                FURTHER ASSURANCES

                  The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

1) It is agreed that Nu Age will remain the `exclusive consultant' to the Whistler for all negotiations, set up and operations of all licenses regarding the manufacture, distribution, marketing and sales of all vehicles and products for the benefit of the Whistler. This includes the negotiations currently in progress for a major licensing agreement between Nu Age and the large manufacturing company in Asia.

2) It is also agreed that Nu Age and the Whistler will enter into an `operations agreement' which will encompass the distribution of `net profits' from the sale of all vehicles and products realized through all manufacturing, distribution, marketing, sales and license agreements. It is proposed, by Nu Age, that this division should be 80% to the Whistler and 20% to Nu Age. This distribution division of `net profits' shall be more detailed in a separate operations agreement between the companies.

3)            Nu Age and The  Whistler  shall  jointly  agree as to the   number
              of and those  who  shall  be   directors   on  the  board  of  The
              Whistler for the operations and functions of the Whistler.

4)            Nu Age and The Whistler shall agree to have  offices   located  in
              Solana Beach,California and other such locations agreeable to the parties.

5)            The   Whistler   agrees  that  Nu Age  shall  have  the  right  to
              engage the Nu Age attorney for all details of the final agreements, and any other such documentation between the companies.

6)            Nu Age  and  The   Whistler   jointly   agree  that  the   nominee
              directors, officers and employees will be granted options and receive compensation on a 75% for Nu Age and 25% for Whistler.

7) Other terms and conditions may be changed or added by the mutual agreement of both companies.


9.                ENTIRE AGREEMENT

                  This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

10.               NOTICE

10.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered, in the case of Nu Age as follows:

               NU AGE ELECTRIC INC.
                  799 Marsopa Dr.
                  Vista, California 92083


and in the case of the Whistler addressed as follows:

               Whistler Investments, Inc.
               4440 East Washington Avenue, Suite 107
               Las Vegas, Nevada 89110

and any notice given as aforesaid shall be deemed to have been given when delivered.

10.2 Either party June time to time by notice in writing change its address for the purpose of this section.

11.               TIME OF ESSENCE

                  Time shall be of the essence of this Agreement.

12.               TITLES

                  The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

13.               SCHEDULES

                  The schedules attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

14.               SEVERABILITY

                  If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15.               APPLICABLE LAW

                  The situs of the Agreement is Las Vegas, Nevada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the State of Nevada. The parties hereto agree to attorn to the jurisdiction of the Courts of the State of Nevada.

16.               CURRENCY

                  All funds described in this Agreement shall be in the lawful currency of the United States of America.


17.               ENUREMENT
                  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.




NU AGE ELECTRIC INC.                        WHISTLER INVESTMENTS, INC.

per:                                        per:


/s/  Lee Eastman                            /s/ Holly Roseberry
----------------------                      --------------------------
Lee Eastman, President                      Holly Roseberry, President

                                  APPENDIX C

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               AMENDMENT NO. 1 TO
                                  FORM 10-KSB

[X] Annual Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

      For the fiscal year ended January 31, 2003
                                ----------------
[  ] Transition Report Under Section 13 Or 15(d) Of The Securities Exchange
      Act Of 1934

      For the transition period from _____ to _____

COMMISSION FILE NUMBER:          000-33391
                            ------------------

                        WHISTLER INVESTMENTS, INC.
-------------------------------------------------------------------------------
               (Name of small business issuer in its charter)

                NEVADA                        98-0339467
-----------------------------------------     ---------------------------------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)


4440 East Washington Avenue, Suite 107
Las Vegas, Nevada                             89110
-----------------------------------------     ---------------------------------
(Address of principal executive offices)      (Zip Code)

(702) 212-9900
-----------------------------------------
Issuer's telephone number

Securities registered under
Section 12(b) of the Exchange Act:  NONE

Securities registered under
Section 12(g) of the Exchange Act:  COMMON STOCK, PAR VALUE $0.001 PER SHARE

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  [X]   No  [__]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

State issuer's revenues for its most recent fiscal year:  NIL

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.).

$835,000 based on the market value of our shares of common stock of $0.167 on March 31, 2003

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 48,450,000 shares of common stock as at May 1, 2003.

Transitional Small Business Disclosure Format (check one): Yes  [   ]   No  [X]

PART I

ITEM 1. DESCRIPTION OF BUSINESS.

In General

We are engaged in the exploration of mineral properties. We currently own a 100% interest, subject to a 2% net smelter returns royalty, in 20 mineral claims units located near Port Alice, British Columbia.

Disposition of Azra Shopping Center

By  an  agreement  dated  April  10,  2002,  we  acquired  from   Salim S.  Rana
Investments, Corp., a private Nevada company, a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping center, located in Las Vegas, Nevada. The purchase price was $4,150,000 and was paid as follows:

1.    We issued 40,000,000 shares of common stock for $0.01 per share;

2.    We assumed a first mortgage on the Azra Shopping Center for $3,150,000;
      and

3.    We issued a promissory note for $600,000 to Salim S. Rana Investments,
      Corp.

We completed the acquisition through our wholly-owned subsidiary, Whistler Commercial Holding, Inc., on April 15, 2002, with operations transferring effective May 1, 2002.

On January 1, 2003, we sold 100% of the issued and outstanding capital of Whistler Commercial Holding, Inc. to an unrelated party for $100. As part of the agreement, we agreed to assume debt in the amount of $377,960 that Whistler Commercial Holding, Inc. owed to Salim S. Rana Investments, Corp. We incurred a loss of $757,024 during the fiscal year from these discontinued operations.

Proposed Acquisition of Crown Medical Systems, Inc.

Subsequent to our fiscal year end, on April 14, 2003, we entered into a letter of intent to acquire a 100% equity interest in Crown Medical Systems, Inc. ("CMS"), a private Texas company. CMS owns a private label Pen Tablet PC and related agreements and licenses for software and interface applications for use by physician offices, medical clinics and small hospitals.

The agreement is subject to:

1. us arranging the cancellation of 40,000,000 restricted shares of common stock in our capital currently held by Salim S. Rana;

2. a forward split of our share capital on a four new shares for one old share basis following the restricted share cancellation; and

3.    mutual due diligence.

In consideration for the issued and outstanding shares of CMS, we will be obligated to issue 24,953,333 post-split restricted shares of common stock and 10,000,000 non-voting shares of preferred stock in our capital to the shareholders of CMS. Each preferred share shall be convertible into one share of common stock upon CMS attaining sales revenues of $10,000,000 over a 12-month period. We are also required to advance $100,000 to CMS at closing, as well as an additional $400,000 within 90 days of closing. At closing, the representatives of CMS shall be authorized to appoint a majority of our directors, including the president.

We can provide no assurance that our agreement with CMS will complete. The parties are currently preparing a formal purchase and sale agreement for execution. There is no guarantee that a formal agreement will be executed or completed.

Queen Mineral Property

Through a mineral property staking and sales agreement dated September 19, 2000, we retained Mr. Edward McCrossan to stake 20 mineral claims units located approximately 20 kilometres west-northwest of Port Alice on Vancouver Island, Nanaimo Mining Division, British Columbia in an area having the potential to contain economic copper-gold and/or gold-silver mineralization. We refer to this mineral property as the Queen property. The Canadian government owns fee simple title to the lands comprising the Queen property. Mr. McCrossan is the registered owner of the mineral rights respecting the Queen property. Mr. McCrossan concurrently agreed to sell to us a 100% interest in the staked claims except for a 2% net smelter returns royalty for the sum of $2,550 payable upon execution of the agreement and a further $2,600 payable by October 10, 2000. We made these two payments by the required deadlines. Mr. McCrossan holds the Queen property in trust for us as provided by paragraph 4.2 of the property staking and sales agreement dated September 19, 2000.

If commercial production commences on the Queen property, Mr. McCrossan shall be entitled to receive 2% of net smelter returns. Net smelter returns are the amount that a smelter pays after freight charges, treatment charges and government royalties are deducted. We are not under any obligation to place the claims into commercial production.

If we acquire an interest in any other mineral claims within two miles of the Queen property prior to September 20, 2002, Mr. McCrossan shall be entitled to a 2% net smelter returns royalty on these claims as well.

We are an exploration stage mining company. To date, we have not discovered a commercially viable mineral deposit on the Queen property, and we cannot assure investors that one exists on the property. Further exploration will be required before a final evaluation as to the economic and legal feasibility is determined.

When Mr. McCrossan staked the Queen property in September 2000, he gathered 50 rock samples from the claims surface and sent them to Acme Analytical Laboratories Ltd. to be analysed for metal content. Results indicated the presence of low-level anomalies in copper, molybdenum, zinc, silver and arsenic. While these results do not indicate the presence economic levels of metals on the property surface, they do suggest that surface rocks contain significant levels of copper and zinc. As leaching caused by precipitation often tends to carry metals such as copper to greater soil depths, greater amounts of metals may be encountered below surface.

In his assessment report, Mr. McCrossan indicates that his proposed phase one exploration is still recommended. The assessment report was filed with the British Columbia mineral titles office.

The cost of Mr. McCrossan's assessment work was approximately as follows:

              Geologist at $260 per day:          $1,300
              Vehicle rental                        $228
              Hotel, food, gas, miscellaneous:      $338
              Assays                                $670
              Drafting, typing, photocopies         $179

              Total:                              $2,715

Mr. McCrossan has invoiced us $1,364.37 for this assessment work.

Geological Report

The geological report concluded that Northern Vancouver Island has the potential to host precious metal or polymetallic mineral occurrences and deposits. The geological report has thus recommended further work be done on the property in an initial phase program of grid emplacement accompanied by geological, geochemical and geophysical surveys. Grid emplacement involves dividing a portion of the property being explored into small sections. Our consulting geologist will then records results based on the section from which a sample is taken.

The geochemical portion of the initial phase program will consist of our consulting geologist and his assistant gathering chip samples and grab samples from property areas with the most potential to host economically significant mineralization based on past exploration results. Grab samples are soil samples or pieces of rock that appear to contain precious metals such as gold and silver, or industrial metals such as copper and nickel. All samples gathered will be sent to a laboratory where they are crushed and analysed for metal content.

Our consulting geologist will then oversee the conduct magnetometer, VLF and induced polarization geophysical surveys over the same grid area. The magnetometer method involves measuring the strength of the earth's magnetic field. Variations in the magnetic readings on the property may indicate the increased likelihood of precious or base minerals in the area.

VLF, or very low frequency, surveys use radio waves to determine whether rocks on a mineral property conduct electricity. Almost all of the precious and base metals that we seek are above average conductors of electricity and will affect VLF readings.

Induced polarization surveys measure various electrical responses to the passage
of alternating currents of different frequencies.   Readings  can  indicate  the
presence of certain types of mineral deposits.

All information obtained from the initial phase work program is plotted on a map to determine possible mineralised areas. Based on positive results, we intend to conduct a phase two exploration program on the Queen property consisting of trenching. Trenching involves removing surface soil using a backhoe or bulldozer. Samples are then taken from the bedrock below and analysed for mineral content.

If sample results from the trenching program are encouraging, then we intend to conduct a drilling program on the Queen property. Drilling involves extracting a long cylinder of rock from the ground to determine amounts of metals at different depths. Pieces of the rock obtained, known as drill core, are analysed for mineral content.

According to the report, this phase of work should be followed by an exploration phase of detailed geological surveys and trenching and then a third phrase of diamond drilling, if warranted.

The recommended budget for the first phase of the work program is as follows:

Project administration and logistics:                  $3,300.00
Aerial photograph acquisition and interpretation:      $1,500.00
Geologist ($270/day):                                  $3,375.00
Geophysicist ($270/day):                               $3,375.00
Assistants ($70/day):                                 $10,500.00
Sample processing:                                     $5,500.00
Vehicle rental and fuel:                               $2,000.00
Field equipment and rental:                            $1,000.00
Travel, accommodations:                                $2,000.00
Data compilation and reports:                          $6,700.00
Drafting, typing, photocopies:                         $1,500.00
Miscellaneous:                                           $350.00

Total Phase I Costs:                                  $41,100.00

We have completed approximately $2,000 of this work program to date.

Our decision whether or not to proceed with this exploration program will be based on our ability to complete our acquisition of all the issued and outstanding shares of common stock in the capital of Crown Medical Systems, Inc. If we complete our acquisition of Crown Medical Systems, Inc., we will consider abandoning our interest in the Queen Mineral Property. In any event, our ability to complete the phase I work program is contingent on our ability to raise additional funds through the sale of our stock.

Compliance with Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in Canada generally, and in the Province of British Columbia, specifically. Under these laws, before production, we have the right to explore the property, dependent only to a notice of work that may entail posting a bond.

We have budgeted for regulatory compliance costs in the proposed work program recommended by the geological report. We will also have to sustain the cost of reclamation and environmental mediation for all exploration (and development) work undertaken. The amount of these costs is not known at this time as we do not know the extent of the exploration program that will be undertaken beyond completion of the recommended work program. Because there is presently no information on the size, tenor, or quality of any resource or reserve at this time, it is impossible to assess the impact of any capital expenditures on earnings, our competitive position or us in the event a potentially economic deposit is discovered.

In conducting exploration on the Queen property, we will be subject to the British Columbia Mineral Exploration Code and the Health, Safety and Reclamation Code. Prior to undertaking mineral exploration activities, we must make application under the British Columbia Mines Act for a permit. A permit is issued within 45 days of a complete and satisfactory application. We do not anticipate any difficulties in obtaining a permit.

During the exploration phase, a bond will need to be provided covering possible land disturbance. In the case of normal fieldwork, this should be minimal. The costs of compliance with environmental regulations in the production phase are variable and cannot be determined at this time. We must commence reclamation of the Queen property within one year of cessation of exploration activities on the property. We will be required to burn, bury or remove all refuse. We must also remove all exploration camp materials and equipment, and divert surface drainage around areas that have been reclaimed. Mr. Edward McCrossan estimates that government required reclamation measures will cost us approximately $25,000, assuming we complete all three phases of exploration, including drilling. No reclamation will be necessary if we only complete the first recommended phase of exploration.

Employees

As of the date of this report, we do not have any employees   other   than   our
officers.  We intend to retain independent  geologists  and   consultants  on  a
contract basis to conduct exploration work programs on the Queen property.

Research and Development Expenditures

We have not incurred any research or development expenditures since our incorporation.

Subsidiaries

We have no subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

You should be particularly aware of  the inherent  risks  associated  with   our
business plan. These risks include but are not limited to:

BECAUSE SALIM RANA OWNS APPROXIMATELY 82.6% OF OUR OUTSTANDING COMMON STOCK, HE WILL CONTROL AND MAKE CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO MINORITY SHAREHOLDERS

Although Mr. Salim Rana is neither an officer nor director of our corporation, he owns approximately 82.6% of the outstanding shares of our common stock. Accordingly, he will have a significant influence in determining the outcome of all corporate transactions, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. In addition to being our majority shareholder, Mr. Rana is also our largest creditor. For these reasons, the interests of Mr. Rana may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINES WILL FAIL

Our current operating funds are less than necessary to complete the development and exploration of our mineral claim or to fund the acquisition of any other business assets, and therefore we will need to obtain additional financing in order to complete our business plan. As of January 31, 2003, we had cash in the amount of $104. Our business plan calls for expenditures of $41,100 in connection with the initial development of our mineral claim and $500,000 in connection with our potential acquisition of a 100% interest in Crown Medical Systems Inc.

We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including market prices for any minerals found, investor acceptance of our property, and investor sentiment. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

We believe the only realistic source of future funds presently available to us is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. The only other alternative for the financing of further exploration would be the offering by us of an interest in our properties to be earned by another party or parties carrying out further exploration or development thereof, which is not presently contemplated.

Because we have only recently commenced business operations, we face a high risk of business failure

Since our incorporation in April 2000, we have been involved in the investigation and acquisition of various business opportunities including the exploration of the Queen Mineral Property in British Columbia, the Azra Shopping Center in Las Vegas, a Vancouver based coffee franchise, producing oil and gas properties in California and a medical software product and services company. To date, none of these business opportunities has resulted in our generate of meaningful revenue.

Our only current business is the exploration of the Queen Mineral Property in British Columbia. We have only begun a small portion of the initial stages of exploration of our mineral claim, and thus have no way to evaluate the likelihood that we will be able to operate this business successfully.

We have not earned any revenues as of the date of this prospectus. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration and development, and additional costs and expenses that may exceed current estimates. We have no history upon which to base any assumption as to the likelihood that our business will prove successful, and we can provide no assurance to investors that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

Because we have only recently commenced business operations, we expect to incur operating losses for the foreseeable future

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. If we are unable to generate significant revenues from the exploration and development of our mineral claims, we will not be able to achieve profitability or continue operations.

Because management has only limited  experience  in   mineral  exploration,  the
business has a higher risk of failure

Our management, while experienced in business operations, has only limited experience in mineral exploration. As a result of this inexperience, there is a higher risk of our being unable to complete our business plan in the exploration and development of our mineral property.

Because of the speculative nature of exploration of mining properties, there is substantial risk that no commercially exploitable minerals will be found and our business will fail

The search for valuable minerals as a business is extremely risky. We can provide investors with no assurance that our mineral claim contains commercially exploitable reserves. Exploration for minerals is a speculative venture necessarily involving substantial risk. The expenditures to be made by us in the exploration of our mineral property may not result in the discovery of commercial quantities of ore. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and development and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. The payment of such liabilities may have a material adverse effect on our financial position.

If we discover commercial reserves of precious metals on our mineral property, we can provide no assurance that we will be able to successfully place the mineral claims into commercial production

Our mineral property does not contain any known bodies of ore. If our exploration programs are successful in establishing ore of commercial tonnage and grade, we will require additional funds in order to place the mineral claims into commercial production. In such an event, we may be unable to do so.

If we do not obtain clear title to our mineral claim, our business may fail

While we have obtained geological reports with respect to our mineral property, this should not be construed as a guarantee of title. The property may be subject to prior unregistered agreements or transfers or native land claims, and title may be affected by undetected defects. Our mining property has not been surveyed and therefore, the precise locations and areas of the property may be in doubt.

Because market factors in the mining business are largely out of our control, we may not be able to market any ore that may be found

The mining industry, in general, is intensively competitive and we can provide no assurance to investors even if commercial quantities of ore are discovered that a ready market will exist for the sale of any ore found. Numerous factors beyond our control may affect the marketability of any substances discovered. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in our not receiving an adequate return on invested capital.

If we become subject to burdensome  government   regulation   or   other   legal
uncertainties, our business will be negatively affected

To date, there are several governmental regulations that have materially restricted the use and development of ore. In addition, the legal and regulatory environment that pertains to the exploration of ore is uncertain and may change. Uncertainty and new regulations could increase our costs of doing business and prevent us from exploring or developing ore deposits. The growth of demand for ore may also be significantly slowed. This could delay growth in potential demand for and limit our ability to generate revenues. In addition to new laws and regulations being adopted, existing laws may be applied to mining that have not as yet been applied. These new laws may increase our cost of doing business with the result that our financial condition and operating results may be harmed.

Forward-Looking Statements

This annual report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this Risk Factors section and elsewhere in this annual report.

ITEM 2.     DESCRIPTION OF PROPERTY.

Our executive offices are located at 4440 East Washington Avenue, Suite 107, Las Vegas, Nevada, 89110. We do not pay rent for the use of these offices.

ITEM 3.     LEGAL PROCEEDINGS.

We are not a party to any material legal proceedings and to our  knowledge,   no
such proceedings are threatened or contemplated. At this time we have no bankruptcy, receivership or similar proceedings pending.


ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to our security holders for a vote during the fourth quarter of our fiscal year ending January 31, 2003.

                                   PART II

ITEM 5.     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER
            MATTERS.

Our shares of common stock trade have traded on the NASD OTC Bulletin Board since March 4, 2002. The OTC Bulletin Board is a network of security dealers who buy and sell stock. A computer network that provides information on current "bids" and "asks", as well as volume information, connects the dealers. The following table sets forth the high and low closing prices of our common shares traded on the OTC Bulletin Board:

Period                                        High               Low
------                                        ----               ---

March 4, 2002 to April 30, 2002              no trades
May 1, 2002 to July 31, 2002                 $1.07             $0.20
August 1, 2002 to October 31, 2002           $1.01             $0.07
November 1, 2002 to January 31, 2003         $0.14             $0.075

The above quotations are taken from information provided by   Canada  Stockwatch
and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders of Common Stock

As of April 28, 2003, we had 12 registered shareholders of our common stock.

Rule 144 Shares

A total of 3,850,000 shares of our common stock are available for resale to the public in accordance with the volume and trading limitations of Rule 144 of the Act. An additional 40,000,000 shares of our common stock are available for resale to the public after April 15, 2003 in accordance with the volume and trading limitations of Rule 144 of the Act. In general, under Rule 144 as currently in effect, a person who has beneficially owned shares of a company's common stock for at least one year is entitled to sell within any three month period a number of shares that does not exceed the greater of:

1.   1% of the number of shares of the company's common stock then   outstanding
     which, in our case, will equal approximately 484,500 shares as of the date of this prospectus; or

2.   the average weekly trading volume of the company's common stock during  the
     four calendar weeks preceding the filing of a notice on   form   144   with
     respect to the sale.

Sales under Rule 144 are also must comply with manner of sale provisions and notice requirements and to the availability of current public information about the company.

Under Rule 144(k), a person who is not one of the company's affiliates at any time during the three months preceding a sale, and who has beneficially owned the shares proposed to be sold for at least two years, is entitled to sell shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

As of the date of this prospectus, persons   who   are   our   affiliates   hold
43,850,000 of the shares that may be sold pursuant to Rule 144.

Stock Option Grants

To date, we have not granted any stock options.

Dividends

There are no restrictions in our Articles of Incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

   (A)  we would not be able to pay our debts as they become due in   the  usual
        course of business; or

   (B)  our total assets would be less than the  sum  of  our total liabilities, plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have neither declared nor paid any cash dividends on our capital stock and do not anticipate paying cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Nevada Revised Statutes.

Recent Sales of Unregistered Securities

On April 15, 2002, we issued 40,000,000 shares of common stock at a deemed price of $0.01 per share to Salim S. Rana Investments, Corp., the vendor of the Azra Shopping Center. These shares were issued pursuant to Section 4(2) of the Securities Act and are restricted shares as defined in the Securities Act.

ITEM 6.     MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF
            OPERATION

Plan of Operation

Our plan of operations for the twelve months following the date  of  this annual
report is to complete  the  following   objectives   within   the  time  periods
specified, assuming we obtain the funding necessary:

1. We intend to proceed with the acquisition of a 100% interest in Crown Medical Systems, Inc. by completing our due diligence of its affairs, raising the $500,000 necessary to meet our fiscal obligations pursuant to the agreement and reorganizing our share capital in accordance with the requirements of the agreement.

2. Should we complete our acquisition of Crown Medical Systems, Inc., the $500,000 that we are obligated to provide for to the company will be used for expansion and marketing of its business operations.

3. We will attempt to raise the funds necessary to complete the recommended phase one work program on the Queen Mineral Property located on Vancouver Island in British Columbia. We expect to raise this money through the sale of our securities on a private placement basis. Our ability to raise this money through the sale of shares, estimated to be approximately $39,000, will depend on the market conditions at the time, the price of copper and the results from the phase one program. If we are unable to raise the necessary funds, we will be forced to find a joint venture partner for exploration of the property or to abandon the property. If we locate a joint venture partner, we will likely be forced to provide it with a portion of our interest in the Queen property in exchange for a commitment to fund further exploration. We will likely proceed with the phase one program only if we are unable to complete our acquisition of Crown Medical Systems, Inc.

4.    We anticipate spending  approximately  $4,000  in   ongoing   general  and
      administrative expenses per month for the next twelve months.

If we are successful in completing an equity financing, existing shareholders will experience dilution of their interest in our company. In the event we are not successful in raising additional financing, we anticipate that we will not be able to proceed with our business plan. In such a case, we may decide to discontinue our current business plan and seek other business opportunities. In the event no other such opportunities are available, we may be forced to discontinue business.

At January 31, 2003,  we  had cash on  hand  of  $104.   We  do  not  anticipate
generating any significant revenue from operations during the next 12 months.

We will not be able to meet all of the above obligations unless we are able to raise additional financing of at least $587,000. There is no guarantee that we will be able to secure such funding. We anticipate raising these funds through the sale of our securities on a private placement basis. Due to the nature of our business and the high risk involved, we are unlikely to qualify for additional bank or traditional debt financing. We do not have any arrangements in place for any future equity financing. We cannot assure investors that we will be able to raise sufficient funding from the sale of our common stock to fund operations.

Results Of Operations for Year Ended January 31, 2003

During the twelve-month period ended January 31, 2003, we earned interest income of $105. We do not anticipate earning revenues from our mineral property until such time as we have entered into commercial production. We are presently in the exploration stage of our business and we can provide no assurance that we will discover commercially exploitable levels of mineral resources on our property, or if such resources are discovered, that we will enter into commercial production of our mineral properties.

We incurred operating expenses in the amount of $57,424 for the fiscal year ended January 31, 2003 including general and administrative costs of $23,082, management fees of $11,500, legal, accounting and audit fees totaling $20,358, depreciation expenses relating to our computer equipment and furniture of $1,864 and rent and office costs of $620. We also incurred additional losses during the fiscal year of $757,024 relating to the Azra Shopping Center. This amount includes net operating losses of $92,251 and a $664,773 loss on the sale of the shopping center. Accordingly, we realized a net loss for the fiscal year of $814,343.

At fiscal year end, we had cash on hand of $104. As well, we held computer equipment and furniture recorded at $5,639 and our Queen Mineral Property recorded at $5,150. Our liabilities at the same date totaled $409,327 and consisted of accounts payable and accrued liabilities of $30,467 and $378,860 due to our major shareholder, Salim Rana, in connection with our acquisition of the Azra shopping center.

Our net loss in fiscal 2003 increased by $748,725 as compared to fiscal 2002. This was exclusively due losses associated with the operation and sale of the Azra shopping center that totaled $757,024. Administrative costs fell from $65,618 in fiscal 2002 to $57,318 in fiscal 2003 due to a reduction in professional fees. We incurred $50,740 in legal and audit fees in 2002 (2003 -

$20,358) due to costs associated with the filing of our registration statement and our application for listing on the OTC Bulletin Board.

5.2     Liquidity and Capital Resources

Since our incorporation, we have  financed  our  operations  almost  exclusively through the sale of our common shares to investors. We expect to finance operations through the sale of equity in the foreseeable future as we do not receive revenue from our current business operations. There is no guarantee that we will be successful in arranging financing on acceptable terms.

At January 31, 2003, we had nominal cash on hand. Our ability to raise additional capital is affected by trends and uncertainties beyond our control. These include the market prices for base and precious metals and results from our exploration programs. Our ability to attain our business objectives may be significantly impaired if prices for metals fall or if results from exploration programs on properties we acquire are unsuccessful.

Our auditors are of the opinion that our continuation as a going concern is in doubt. Our continuation as a going concern is dependent upon continued financial support from our shareholders and other related parties.

ITEM 7. FINANCIAL STATEMENTS.

The information requested by this item is set forth in Item 13 of this Report.


ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Not Applicable.


                                   PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Our executive officers and directors and their respective ages as of May 1, 2003 are as follows:

Executive Officers:

Name of Officer                Age                   Office
--------------------          -----                  ------
Holly Roseberry                 51           President and Chief Executive
                                             Officer
Mehboob Charania                48           Secretary, Treasurer and Chief
                                             Financial Officer

Directors:

Name of Director   Age
----------------              -----
Holly Roseberry                 51
Gregory Navone                  55

The following describes the business experience of our directors and executive officers, including other directorships held in reporting companies:

Ms. Holly Roseberry was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to the present, she has acted as manager for 24/7 Drycleaning Laundromat, a private Las Vegas business. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed as business office manager of the Las Vegas location of Wards Department Store from 1997 to 1999; Ms. Roseberry was not employed from 1999-2001. From 1993 to 1996, she acted as human resources manager of the same location.

Mr. Gregory Navone has been one of our directors since our inception. In 1968, Mr. Navone obtained his Bachelor of Arts degree, majoring in history, from St. Mary's College in Walnut Creek, California. In 1969, he studied real estate appraisal at Merit College in Oakland. Since 1984, Mr. Navone has acted as the president and principal of First Capital Financial Company, a privately owned company located in Las Vegas, Nevada that provides financial broker and investment services relating to mortgages. Mr. Navone is currently self-employed and not affiliated with any real estate companies. Mr. Navone spends approximately 20% of his time on our business. Gregory Navone is our only director who is directly involved in the real estate business.

Mr. Mehboob Charania has acted as our secretary, treasurer and chief financial officer since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than the officers and directors described above.

Section 16(A) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended January 31, 2003 all such filing requirements applicable to its officers and directors were complied with exception that reports were filed late by the following persons:


                                    Number      Transactions   Known Failures
                                    Of late     Not Timely     To File a
Name and principal position         Reports     Reported       Required Form
---------------------------        -----------  ------------   --------------
Holly Roseberry                        0             0               0
President, C.E.O., and Director

Mehboob Charania                       0             0               0
Secretary, Treasurer and C.F.O.

Gregory Navone                         0             0               0
Director
-----------------------------------------------------------------------------


ITEM 10.     EXECUTIVE COMPENSATION

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal year ended
January 31, 2003. No other compensation was paid to any such officer or directors other than the cash and stock option compensation set forth below.


                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                   ---------------------  -----------------------------------------------
                                                  Other           AWARDS            PAYOUTS          All
                                                  Annual  --------------------------------------   Other
                                                  Compen-    Restricted  Options/   LTIP payouts  Compen-
 Name         Title        Year    Salary  Bonus  sation  Stock Awarded  SARs *(#)      ($)        sation
 --------------------------------------------------------------------------------------------------------

Holly       President      2003     0       0      0           0             0           0           0
Roseberry   CEO and
            Director
---------------------------------------------------------------------------------------------------------
Stacey      Former         2003     0       0      0           0             0           0           0
Fling       President
            CEO, &
            Director
---------------------------------------------------------------------------------------------------------
Mehboob     Secretary      2003     0       0      0           0             0           0           0
Charania    Treasurer
            CFO
---------------------------------------------------------------------------------------------------------
Gregory     Director       2003     0       0      0           0             0           0           0
Navone
---------------------------------------------------------------------------------------------------------


STOCK OPTION GRANTS

We did not grant any stock options to the executive officers   during   our most
recent fiscal year ended January 31, 2003.  We have also not granted any   stock
options to the executive officers since January 31, 2003.

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

No stock options were exercised by our officers, directors and employees during the financial year ended January 31, 2003. No stock options have been executed since January 31, 2003.

OUTSTANDING STOCK OPTIONS

We do not have any stock options outstanding.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT.

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 1, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.


                  Name and address                Number of Shares   Percentage of
Title of class    of beneficial owner             of Common Stock    Common Stock(1)
-------------     -------------------             ----------------   ---------------

Common Stock      Salim S. Rana                      40,000,000            82.6%
                  4440 East Washington Avenue
                  Suite 107,
                  Las Vegas, Nevada 89110

Common Stock     	Stacey Fling                   3,850,000             7.8%
                  4440 East Washington Avenue
                  Las Vegas, Nevada 89019

Common Stock     	Holly Roseberry                   NIL                NIL
                  President, CEO, Director
                  4440 East Washington Avenue
                  Las Vegas, Nevada 89019

Common Stock      Gregory Navone                          NIL                NIL
                  Director
                  4440 East Washington Avenue
                  Las Vegas, Nevada 89019

Common Stock      Mehboob Charania                        NIL                NIL
                  Secretary, Treasurer, CFO
                  4440 East Washington Avenue
                  Las Vegas, Nevada 89019

Common Stock      All Officers and DirectorsNIL           NIL                NIL
                  as a Group that consists of
                  three people


(1) As of May 1, 2003, there were 48,450,000 shares of our common stock issued and outstanding.

Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase the Common Stock of the Company.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future other than a letter of intent between us and Crown Medical Systems, Inc. whereby the current shareholders of Crown Medical Systems, Inc. would collectively own over 50% of our issued and outstanding capital at closing. Refer to "Item 1. Description of Business - Proposed Acquisition of Crown Medical Systems, Inc." above.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

  * Any of our directors or officers;
  * Any person proposed as a nominee for election as a director;
  * Any person who beneficially owns, directly or indirectly, shares carrying
    more than 10% of the voting     rights attached to our outstanding shares
    of common stock;
  * Any of our promoters;
  * Any relative or spouse of any of the foregoing persons who has the same house as such person.

By an agreement dated May 1, 2000, we previously   paid   $500   per   month  in
consideration of office rent to Dewey Jones, our former president and  director.

In connection with its disposition of the Azra Shopping  Center   on  January 1,
2003, we agreed to assume debt in the amount of $377,960 owing to Salim S. Rana, our majority shareholder.

On February 20, 2002, our president, Stacey Fling purchased 3,800,000 shares of common stock from our former president, Dewey Jones, for $3,800. On January 28, 2003, Ms. Fling purchased 50,000 shares of common stock from Joyce Messer in a private transaction. The aggregate price for the shares was $2,500.

ITEM 13. EXHIBITS, FINANCIAL STATEMENTS AND REPORTS ON FORM 8-K.

Item 13(a)
----------

Financial Statements
--------------------
Index to Financial Statements:

Our audited Financial Statements, as described below, are attached hereto.

1. Audited Financial Statements
(a) Auditor's Report
(b) Balance Sheets
(c) Statements of Operations
(d) Statements of Cash Flows
(e) Statements of Stockholder's Equity
(f) Notes to Financial Statements

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                             FINANCIAL STATEMENTS

                               January 31, 2003

LANCASTER & DAVID
---------------------
CHARTERED ACCOUNTANTS



                      REPORT OF INDEPENDENT AUDITORS
                      ------------------------------

To the Board of Directors and Stockholders of Whistler Investments, Inc.

We have audited the accompanying balance sheets of Whistler Investments, Inc. as at January 31, 2003 and 2002, and the related statements of operations, cash flows and stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards used in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whistler Investments Inc., as at January 31, 2003 and 2002, and the related statements of operations, cash flows and stockholders' equity for the years then ended, in conformity with generally accepted accounting principles used in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has losses from operations since inception, no source of revenues and insufficient working capital available to meet ongoing financial obligations over the next fiscal year. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments which might result from the outcome of this uncertainty.


                                                    "Lancaster & David"  signed

                                                          Chartered Accountants


Vancouver, Canada
April 29, 2003

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                               BALANCE SHEETS
                         (Expressed in US Dollars)

                                                            January 31,       January 31,
                                                               2003              2002
========================================================================================

ASSETS

CURRENT
  Cash                                                  $       104        $     11,338
PROPERTY AND EQUIPMENT (Note 3)                               5,639               7,503
MINERAL PROPERTY (Note 4)                                     5,150               5,150
---------------------------------------------------------------------------------------
TOTAL ASSETS                                            $    10,893        $     23,991
=======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT
  Accounts payable and accrued liabilities              $    30,467        $      8,082
  Due to related parties (Note 5)                           378,860                   -
---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           409,327               8,082
---------------------------------------------------------------------------------------
Commitments (Note 1)

STOCKHOLDERS' EQUITY (DEFICIT)

PREFERRED STOCK, $0.001 par value per share
  Authorized - 5,000,000 shares
  Issued - Nil                                                    -                   -
COMMON STOCK, $0.001 par value per share
  Authorized - 70,000,000 shares
  Issued - 48,450,000 shares (Fiscal 2002 - 8,450,000)       48,450               8,450
ADDITIONAL PAID IN CAPITAL                                  440,850              80,850
DEFICIT                                                    (887,734)            (73,391)
---------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                       (398,434)             15,909
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $    10,893        $     23,991
=======================================================================================

  (The accompanying notes are an integral part of these financial statements)

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                           STATEMENTS OF OPERATIONS
                           (Expressed in US Dollars)

                                                                            Accumulated from
                                                                              April 12, 2000
                                             Year Ended     Year Ended    (Date of Inception)
                                             January 31,    January 31,        to January 31,
                                                   2003           2002                  2003
============================================================================================

EXPENSES
  Depreciation                                    1,864          2,527                 4,391
  Management fees                                11,500          2,500                14,000
  General and administrative                     23,082          1,873                25,133
  Professional fees                              20,358         50,740                74,434
  Rent and office                                   620          9,026                14,146
--------------------------------------------------------------------------------------------
                                                 57,424         66,666               132,104
OTHER INCOME                                        105          1,048                 1,394
--------------------------------------------------------------------------------------------
NET LOSS BEFORE DISCONTINUED OPERATIONS         (57,319)       (65,618)             (130,710)

LOSS FROM DISCONTINUED OPERATIONS (Note 5)     (757,024)             -              (757,024)
--------------------------------------------------------------------------------------------

NET LOSS FOR THE YEAR                     $    (814,343)  $    (65,618)    $        (887,734)
============================================================================================

Net Loss Before Discontinued Operations   $      (0.001)  $     (0.008)
Loss from Discontinued Operations         $      (0.019)  $          -
Net Loss Per Share - Basic                $      (0.020)  $     (0.008)

Weighted average number of common shares
outstanding                                  40,116,667      8,450,000

(Diluted loss per share has not been presented as the result is anti-dilutive)


  (The accompanying notes are an integral part of these financial statements)

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                           STATEMENTS OF CASH FLOWS
                           (Expressed in US Dollars)

                                                                            Accumulated from
                                                                              April 12, 2000
                                             Year Ended     Year Ended    (Date of Inception)
                                             January 31,    January 31,        to January 31,
                                                   2003           2002                  2003
============================================================================================

OPERATING ACTIVITIES
Net loss for period                          $ (814,343)    $  (65,618)      $      (887,734)

Adjustments to reconcile net loss to cash
    Depreciation                                  1,864          2,527                 4,391
    Loss from discontinued operations           757,024              -               757,024

Changes in operating assets and liabilities
    Increase in accounts payable and accrued
    liabilities                                  22,385          7,718                30,467
    (Increase) decrease in prepaid expenses           -          2,533                     -
    Advances from related party                  20,936              -                20,936
    Advance (repayment) from (to) shareholder       900         (4,500)                  900
--------------------------------------------------------------------------------------------

Net Cash Provided by (Used) in Operating
Activities                                      (11,234)       (57,340)              (74,016)
--------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
   Purchase of mineral properties                     -              -                (5,150)
   Purchase of property and equipment                 -        (10,030)              (10,030)
--------------------------------------------------------------------------------------------

Net Cash (Used) in Investing Activities               -        (10,030)              (15,180)
--------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
  Common stock issued for cash                        -              -                89,300
--------------------------------------------------------------------------------------------

Net Cash Provided By Financing Activities             -              -                89,300
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH                     (11,234)       (67,370)                  104

CASH, BEGINNING OF YEAR                          11,338         78,708                     -
--------------------------------------------------------------------------------------------

CASH, END OF YEAR                            $      104     $   11,338       $           104
============================================================================================

NON-CASH FINANCING AND INVESTING ACTIVITIES

Issuance of Common Stock                        400,000              -
Assumption of Related Party Loan Payable        377,960              -
Forgiveness of Amount Owing to Related Party     20,936              -


  (The accompanying notes are an integral part of these financial statements)

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                       STATEMENT OF STOCKHOLDERS' EQUITY
                           (Expressed in US Dollars)

                                       Common Stock      Additional Paid
                                  ---------------------        In         Accumulated
                                   Shares       Amount      Capital         Deficit      Total
================================================================================================

BALANCE, April 12, 2000
(Date of Inception)                       -    $       -    $        -      $       -  $        -

Issuance of stock for cash        8,450,000        8,450        80,850              -      89,300

Net loss for the period                   -            -             -         (7,773)     (7,773)
-------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2001   8,450,000        8,450        80,850         (7,773)     81,527

Net loss for the year                     -            -             -        (65,618)    (65,618)
-------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2002   8,450,000    $   8,450    $   80,850      $ (73,391) $   15,909

Non-cash issuance of common
stock (Note 5)                   40,000,000       40,000       360,000              -     400,000

Net loss for the year                     -            -             -       (814,343)   (814,343)
-------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2003  48,450,000    $  48,450    $  440,850      $(887,734) $ (398,434)
=================================================================================================

  (The accompanying notes are an integral part of these financial statements)

                          WHISTLER INVESTMENTS, INC.
                        (An Exploration Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               JANUARY 31, 2003
                          (Expressed in US Dollars)
================================================================================

NOTE 1 - NATURE OF OPERATIONS

The Company was incorporated in the State of Nevada, USA on April 12, 2000 under the name Whistler Investments, Inc.

The Company's principal business is the exploration and development of mineral resources. There is no assurance that the Company will successfully acquire businesses or assets that will produce a profit. Moreover, if a potential business or asset is identified which warrants acquisition or participation, additional funds may be required to complete the acquisition or participation and the Company may not be able to obtain such financing on terms which are satisfactory to the Company.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has neither a history of earnings nor has it paid any dividends and it is unlikely to pay dividends or enjoy earnings in the immediate or foreseeable future. During the period since inception on April 12, 2000 to January 31, 2003, the Company has incurred operating losses aggregating $887,734. At January 31, 2003, the Company has a working capital deficiency of $409,223 and a stockholders' deficit of $398,434. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders and other related parties, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations.There is no assurance that the Company will successfully acquire businesses or assets that will produce a profit. Moreover, if a potential business or asset is identified which warrants acquisition or participation, additional funds may be required to complete the acquisition or participation and the Company may not be able to obtain such financing on terms which are satisfactory to the Company. There is substantial doubt concerning the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Refer to Note 8.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a) Cash and Cash Equivalents
   Cash equivalents consist of highly liquid investments, which are readily convertible into cash with maturities of three months or less when acquired. As at January 31, 2003 and 2002 there were no cash equivalents.

b) Property and Equipment
   Capital assets consist of computer equipment and furniture and fixtures, are recorded at cost and are depreciated over their estimated useful life on a declining balance basis at a rate of 30% and 20% respectively per annum.

c) Mineral Properties
   The Company capitalizes the acquisition cost of mineral properties. Exploration costs, such as prospecting and geophysical analysis, are expensed as incurred, and pre-production development costs are generally capitalized on an individual property basis. These costs, which do not necessarily reflect present values, will be amortized over the estimated productive lives of the properties following the commencement of commercial production using the unit of production method. If a property is subsequently abandoned, sold or determined not to be economic, all related costs are written down. It is reasonably possible that economically recoverable reserves may not be discovered and accordingly a material portion of the carrying value of mineral properties and related deferred exploration costs could be written off. Properties acquired under option agreements whereby payments are made at the sole discretion of the Company are recorded in the accounts at such time as the payments are made. Although the Company has taken steps to verify title to mineral properties in which it has an interest, according to the usual industry standards for the stage of exploration of such properties, these procedures do not guarantee the Company's title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected title defects.

WHISTLER INVESTMENTS, INC.
(An Exploration Stage Company)                                            Page 2
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2003
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

d) Foreign Currency Translation
   The financial statements are presented in United States dollars in accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 52, "Foreign Currency Translation". Foreign denominated monetary assets and liabilities are translated to United States dollars using foreign exchange rates in effect at the balance sheet date. Non-monetary items are translated at historical exchange rates, except for items carried at market value, which are translated at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at average rates of exchange during the period. Exchange gains or losses arising on foreign currency translation are included in the determination of operating results for the period.

e) Basic and Diluted Net Income (Loss) Per Share
   The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

f) Use of Estimates
   The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

g) Financial Instruments
   The fair value of cash, accounts payable, accrued liabilities, and due to a related party was estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

h) Long-Lived Assets
   In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets", the carrying value of intangible assets and other long -lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes an impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

i) Comprehensive Loss
   SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2003, the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

j) Reclassifications
   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

WHISTLER INVESTMENTS, INC.
(An Exploration Stage Company)                                            Page 3
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2003
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

k) New Accounting Pronouncements
   In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 expands the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The transition provisions do not currently have an impact on the Company's consolidated financial position and results of operations as the Company has no stock-based employee compensation. The disclosure provisions of SFAS No. 148 are effective for financial statements for interim periods beginning after December 15, 2002. The effect of adopting this standard has no effect on the Company's results of operations or financial position since stock-based compensation is not currently awarded to employees.

   In June 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3,
   "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The Company adopted SFAS No. 146 on January 1, 2003 and it did not have a material affect on the Company's results of operations and financial position.

   FASB has also issued SFAS No. 145 and 147 but they will not have any relationship to the operations of the Company therefore a description of each and their respective impact on the Company's operations have not been disclosed.


NOTE 3 - PROPERTY AND EQUIPMENT

                                        January 31, 2003      January 31, 2002
                            --------------------------------------------------

                                         Accumulated   Net Book       Net Book
                               Cost      Amortization     Value          Value
                            --------------------------------------------------

Furniture and fixtures      $     4,819   $    1,735  $     3,084  $     3,855
Computer equipment                5,211        2,656        2,555        3,648
                            --------------------------------------------------
                            $    10,030   $    4,391  $     5,639  $     7,503
                            ==================================================


NOTE 4 - MINERAL PROPERTY

By an agreement dated September 19, 2000, the Company acquired a 100% interest, subject to a 2% net smelter royalty, in the Queen mineral property in consideration for the payment of $5,150. This property consists of 20 mineral claim units located in the Nanaimo Mining Division, British Columbia, Canada.

WHISTLER INVESTMENTS, INC.
(An Exploration Stage Company)                                            Page 4
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2003
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 5 - DISCONTINUED OPERATIONS

Discontinued operations consist of the Company's activities in the commercial real estate industry. By an agreement dated April 10, 2002, the Company acquired a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping Center, located in Las Vegas, Nevada. The purchase price was $4,150,000 payable as follows: a promissory note to the vendor in the amount of $600,000; the issuance of 40,000,000 common stock at a deemed price of $0.01 per share; the Assumption of a first mortgage in the amount of $3,150,000. The transaction closed April 15, 2002, with operations transferring effective May 1, 2002. The Company had purchased the property through a wholly owned subsidiary, Whistler Commercial Holding, Inc. ("WCHI").

On January 1, 2003 the Company sold all the issued and outstanding shares of WCHI to an unrelated party for the sum of $100. As part of the Share Purchase Agreement, the Company agreed to assume debt in the amount of $377,960 owed to a related party by WCHI.

The results of discontinued operations are summarized as follows:

                                                                            Accumulated from
                                                                              April 12, 2000
                                             Year Ended     Year Ended    (Date of Inception)
                                             January 31,    January 31,        to January 31,
                                                   2003           2002                  2003
============================================================================================

Revenues                                  $   286,330       $        -           $   286,330
============================================================================================

Net Operating Losses                          (92,251)               -               (92,251)
Loss on disposal                             (664,773)               -              (664,773)
--------------------------------------------------------------------------------------------

Loss from discontinued operations         $  (757,024)      $        -            $ (757,024)
============================================================================================


NOTE 6 - RELATED PARTY TRANSACTIONS

a) By an agreement dated May 1, 2000, the Company agreed to pay $500 per month in consideration of office rent to the president and director of the Company. The Company paid $nil for the year ended January 31, 2003 (2002 - $6,000). The Company incurred $11,500 and $2,500 in management fees to an officer during the years ended January 31, 2003 and 2002, respectively.

b) The Company agreed to assume debt in the amount of $377,960 owing to a related party as part of a share purchase agreement (see Note 5). The debt is non-interest bearing and was to be repaid as to $200,000 on January 2, 2003 and $200,000 on January 31, 2004. Late payments are subject to simple interest payable on the overdue principal at a fixed rate of 10% per annum, calculated in advance monthly commencing on the day after a principal payment is due. The creditor has agreed to waive interest on the overdue principal balance of $177,960.

WHISTLER INVESTMENTS, INC.
(An Exploration Stage Company)                                            Page 5
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2003
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 7 - INCOME TAX

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted Statement of Financial Accounting Standards No. 109 ("SFAS 109") as of its inception. The Company has approximately $130,710 of net operating loss carryforwards to reduce taxable income of future years. These net operating loss carryfowards commence expiring in 2015. Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at January 31, 2003 and 2002, and the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are scheduled below:



                                          2003                2002
                                            $                   $

Net Operating Loss                       57,319              65,618
Statutory Tax Rate                         34%                 34%
Effective Tax Rate                          -                   -
Deferred Tax Asset                       19,488              22,310
Valuation Allowance                     (19,488)            (22,310)
-------------------------------------------------------------------
Net Deferred Tax Asset                      -                   -
===================================================================

NOTE 8 - SUBSEQUENT EVENT

On April 14, 2003, the Company entered into a letter of intent to acquire a 100% interest in Crown Medical Systems, Inc. ("CMS"), a private Texas company. CMS owns a private label Pen Tablet PC and related agreements and licenses for software and interface applications for use by physician offices, medical clinics and small hospitals. Completion of the transaction is subject to the cancellation of 40,000,000 restricted shares of common stock issued by the Company upon the acquisition of the Azra Shopping Centre as described in Note 5, a forward split of the Company's share capital on a four new shares for one old share basis following the restricted share cancellation, and mutual due diligence. The Company will issue 24,953,333 post-split restricted shares of common stock and 10,000,000 non-voting shares of preferred stock to the shareholders of CMS. Each preferred share will be convertible into one share of common stock upon CMS attaining sales revenues of $10,000,000 over a 12-month period. The Company must also advance $100,000 to CMS at closing, and an additional $400,000 within 90 days of closing. There is no assurance that the transaction will be completed as proposed or at all.

Exhibits
--------
10.1 Agreement dated January 1, 2003 between Whistler Investments, Inc. and Kim Larson respecting the disposition of Azra Shopping Center

99.1 Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Item 13(c) Reports on Form 8-K
------------------------------

No reports on Form 8-K were filed during the last quarter of our fiscal year ended January 31, 2003. No reports on Form 8-K have been filed since January 31, 2003, although we intend to file such a report shortly in connection with our agreement to acquire a 100% interest in Crown Medical Systems, Inc.

SIGNATURES


In accordance with Section 13 or 15(d) of  the  Exchange  Act,  the   registrant
caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WHISTLER INVESTMENTS, INC.


By:     /s/ Holly Roseberry
       ---------------------------------
       Holly Roseberry
       President and Chief Executive Officer
       Director
       Date: May 8, 2003


In accordance with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Holly Roseberry
       -------------------
       Holly Roseberry
       President and C.E.O.
       (Principal Executive Officer)
       Director
       Date: May 8, 2003

By:    /s/ Mehboob Charania
       --------------------
       Mehboob Charania
       Secretary, Treasurer & C.F.O.
       (Principal Financial Officer)
       Director
       Date:May 8, 2003


By:    /s/ Gregory Navone
       ---------------------
       Gregory Navone
       Director
       Date:May 8, 2003

                                 Exhibit 10.1


                            Share Purchase Agreement

Dated:    January 1, 2003

Between: Whistler Investments, Inc. and Azra Commercial Center, LLC and/its his assigns.

Whistler Investments, Inc. agrees to sell and Kim Larsen   and/or   his  assigns
agrees to buy 100% of the issued and outstanding shares of Whistler Commercial Holdings, Inc. for the sum of 100.00 (one hundred dollars).

It is also agreed that Whistler Investments, Inc. will assume any debt owed to Salim S. Rana Investments, Inc. by Whistler Commercial Holdings, Inc.

Whistler Commercial Holdings, Inc. will not be liable to any debt owed to  Salim
S. Rana Investments , Inc. and/or Whistler Investments, Inc.

Signed:


/s/  Holly Roseberry

Whistler Investments, Inc.


/s/ Kim Larson

Kim Larson

Salim S. Rana Investments, Inc. hereby agrees to the above.

/s/  Salim S. Rana

Salim S. Rana Investments, Inc.

                                     Exhibit 99.1

CERTIFICATION

I, Holly Roseberry, President and Chief Executive Officer of Whistler Investments, Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Whistler Investments, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation
          Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 8, 2003                       /s/ Holly Roseberry
                                     --------------------------------
                                        Holly Roseberry
                                        Chief Executive Officer

                                    Exhibit 99.2
CERTIFICATION

I, Mehboob Charania, Chief Financial Officer of Whistler Investments, Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Whistler Investments, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation
          Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 8, 2003                       /s/ Mehboob Charania
                                     --------------------------------
                                        Mehboob Charania
                                        Chief Financial Officer

                                     APPENDIX D


                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549

                                    FORM 10-QSB

[X] Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      For the quarterly period ended April 30, 2003
                                     --------------

[ ] Transition Report pursuant to 13 or 15(d) of the Securities Exchange Act of 1934

      For the transition period                  to
                               ------------------   --------------------

      Commission File Number     000-33391
                            -----------------


                             WHISTLER INVESTMENTS, INC.
    ------------------------------------------------------------------------
       (Exact name of small Business Issuer as specified in its charter)


          Nevada                                         98-0339467
---------------------------------             ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


4440 East Washington Avenue, Suite 107
Las Vegas, Nevada                                           89110
----------------------------------------      ---------------------------------
(Address of principal executive offices)           (Postal or Zip Code)


Issuer's telephone number, including area code:       702-212-9900
                                                -------------------------------

                                     None
    ------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past
90 days   [X] Yes  [ ] No

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 48,450,000 shares of $0.001 par value common stock outstanding as of June 13, 2003.

                           WHISTLER INVESTMENTS, INC.
                         (An Exploration Stage Company)

                             FINANCIAL STATEMENTS

                               April 30, 2003

                          WHISTLER INVESTMENTS, INC.
                       (An Exploration Stage Company)

                              BALANCE SHEETS
                        (Expressed in US Dollars)


                                                           April 30,                         January 31,
                                                             2003                                2003
                                                         (unaudited)                           (audited)
--------------------------------------------------------------------------------------------------------
ASSETS

CURRENT

    Cash                                            $         59                            $        104

PROPERTY AND EQUIPMENT (Note 3)                            5,173                                   5,639
MINERAL PROPERTY                                              -                                    5,150
--------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                        $      5,232                            $     10,893
========================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT
Accounts payable and accrued liabilities            $     33,067                            $     30,467
Due to related parties (Note 4)                          382,646                                 378,860
--------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                        415,713                                 409,327
--------------------------------------------------------------------------------------------------------

Contingencies (Note 1)

STOCKHOLDERS' EQUITY (DEFICIT)

PREFERRED STOCK, $0.001 par value per share
     Authorized - 5,000,000 shares
     Issued - Nil                                         -                                       -

COMMON STOCK, $0.001 par value per share
     Authorized - 70,000,000 shares
     Issued - 48,450,000 shares
     (Fiscal 2002 - 8,450,000)                            48,450                                  48,450

ADDITIONAL PAID IN CAPITAL                               440,850                                 440,850

DEFICIT                                                 (899,781)                               (887,734)
---------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                    (410,481)                               (398,434)
---------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $     5,232                             $    10,893
========================================================================================================

(The accompanying notes are an integral part of these financial statements)

                                          WHISTLER INVESTMENTS, INC.
                                         (An Exploration Stage Company)

                                           STATEMENTS OF OPERATIONS
                                           (Expressed in US Dollars)
                                                   (unaudited)

                                               For the Three                            Accumulated from
                                               Months Ended                               April 12, 2000
                                                 April 30,                           (Date of Inception)
                                                                                            to April 30,
                                             2003              2002                          2003
--------------------------------------------------------------------------------------------------------

EXPENSES
     Depreciation                     $         466          $          466               $        4,857
     Management fees                            -                     7,500                       14,000
     General and administrative               1,534                   2,998                       26,667
     Professional fees                        2,600                   4,626                       77,034
     Rent and office                          2,297                     -                         16,443
     Write-off of mineral property            5,150                     -                          5,150
--------------------------------------------------------------------------------------------------------
                                             12,047                  15,590                      144,151

OTHER INCOME                                    -                         5                        1,394
--------------------------------------------------------------------------------------------------------

NET LOSS BEFORE DISCONTINUED OPERATIONS     (12,047)                (15,585)                    (142,757)

LOSS FROM DISCONTINUED OPERATIONS (Note 5)     -                        -                       (757,024)
---------------------------------------------------------------------------------------------------------

NET LOSS FOR THE YEAR                 $     (12,047)         $      (15,585)              $     (899,781)
=========================================================================================================

Net Loss Before Discontinued          $      (0.000)         $       (0.001)
Operations
Loss from Discontinued Operations     $         -            $          -
Net Loss Per Share - Basic            $      (0.000)         $       (0.001)

Weighted average number of
common shares
outstanding                              48,450,000              15,116,667

(Diluted loss per share has not been presented as the result is anti-dilutive)

(The accompanying notes are an integral part of these financial statements)

                                  WHISTLER INVESTMENTS, INC.
                                (An Exploration Stage Company)

                                   STATEMENTS OF CASH FLOWS
                                   (Expressed in US Dollars)
                                           (unaudited)


                                                                       For the Three
                                                                        Months Ended
                                                                          April 30,


                                                              2003                          2002
--------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss for period                                  $      (12,047)                 $          (15,585)

Adjustments to reconcile net loss to cash
    Depreciation                                                466                                  466
    Write-off of mineral property                             5,150                                   -

Changes in operating assets and liabilities
    Increase in accounts payable and
    accrued liabilities                                       2,600                                5,126
    (Increase) decrease in prepaid expenses                     -                                 (1,180)
---------------------------------------------------------------------------------------------------------

Net Cash Used in Operating Activities                        (3,831)                             (11,173)
---------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
    Advances from shareholder                                 3,786                                  -
---------------------------------------------------------------------------------------------------------
    Net Cash Provided By Financing Activities                 3,786                                  -

DECREASE IN CASH                                                (45)                             (11,173)

CASH, BEGINNING OF PERIOD                                       104                               11,338
--------------------------------------------------------------------------------------------------------

CASH, END OF PERIOD                                  $           59                  $               165
========================================================================================================
NON-CASH FINANCING AND INVESTING ACTIVITIES
Purchase of Property and Equipment                               -                             4,159,000
Issuance of Common Stock                                         -                               400,000
Assumption of Mortgage Payable                                   -                             3,150,000

Promissory Note Payable                                          -                               600,000

SUPPLEMENTAL DISCLOSURES

Interest paid                                                    -                                    -
Income taxes paid                                                -                                    -

(The accompanying notes are an integral part of these financial statements)

                              WHISTLER INVESTMENTS, INC.
                            (An Exploration Stage Company)

                            NOTES TO FINANCIAL STATEMENTS

                                   APRIL 30, 2003
                             (Expressed in US Dollars)


NOTE 1 - NATURE OF OPERATIONS

The Company was incorporated in the State of Nevada, USA on April 12, 2000 under the name Whistler Investments, Inc. The Company's principal business is the exploration and development of mineral resources.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has neither a history of earnings nor has it paid any dividends and it is unlikely to pay dividends or enjoy earnings in the immediate or foreseeable future. During the period since inception on April 12, 2000 to April 30, 2003, the Company has incurred operating losses aggregating $899,781. At April 30, 2003, the Company has a working capital deficiency of $415,654 and a stockholders' deficit of $410,481 The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders and other related parties, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. There is no assurance that the Company will successfully acquire businesses or assets that will produce a profit. Moreover, if a potential business or asset is identified which warrants acquisition or participation, additional funds may be required to complete the acquisition or participation and the Company may not be able to obtain such financing on terms which are satisfactory to the Company. There is substantial doubt concerning the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On April 14, 2003, the Company entered into a letter of intent to acquire a 100% interest in Crown Medical Systems, Inc. ("CMS"), a private Texas company. CMS owns a private label Pen Tablet PC and related agreements and licenses for software and interface applications for use by physician offices, medical clinics and small hospitals. Completion of the transaction was subject to the cancellation of 40,000,000 restricted shares of common stock issued by the Company upon the acquisition of the Azra Shopping Centre as described in Note 5, a forward split of the Company's share capital on a four new shares for one old share basis following the restricted share cancellation, and mutual due diligence. The Company planned to issue 24,953,333 post-split restricted shares of common stock and 10,000,000 non-voting shares of preferred stock to the shareholders of CMS. Each preferred share would be convertible into one share of common stock upon CMS attaining sales revenues of $10,000,000 over a 12-month period. The Company was to have advanced $100,000 to CMS at closing, and an additional $400,000 within 90 days of closing. There is no assurance that the transaction will be completed as proposed or at all. The letter of intent lapsed on May 14, 2003, however, the Company is continuing to negotiate towards entering into a new agreement.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a)  Cash and Cash Equivalents
    Cash equivalents consist of highly liquid investments, which are readily convertible into cash with maturities of three months or less when acquired.

b)  Property and Equipment
    Capital assets consist of computer equipment and furniture and fixtures, are recorded at cost and are depreciated over their estimated useful life on a declining balance basis at a rate of 30% and 20% respectively per annum.

c)  Mineral Properties
    The  Company  capitalizes  the  acquisition  cost  of  mineral properties.
    Exploration  costs,   such  as  prospecting and geophysical  analysis, are
    expensed as incurred,  and  pre-production development costs are generally
    capitalized on an individual property basis.    These  costs, which do not
    necessarily reflect present values, will be amortized over the estimated productive lives of the properties following the commencement of commercial
    production  using  the  unit  of  production method.   If  a  property  is
    subsequently abandoned, sold or determined not to be economic, all related
    costs  are  written  down.   It  is  reasonably possible that economically
    recoverable reserves may not be discovered and accordingly a material portion of the carrying value of mineral prope rties and related deferred exploration costs could be written off. Properties acquired under option agreements whereby payments are made at the sole discretion of the Company are recorded in the accounts at such time as the payments are made. Although the Company has taken steps to verify title to mineral properties in which it has an interest, according to the usual industry standards for the stage of exploration of such properties, these procedures do not guarantee the Company's title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected title defects.

d)  Foreign Currency Translation
    The financial statements are presented in United States dollars in accordancewith Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 52, "Foreign Currency Translation". Foreign denominated monetary assets and liabilities are translated to United States dollars using foreign exchange rates in effect at the balance sheet date. Non-monetary items are translated at historical exchange rates, except for items carried at market value, which are translated at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at average rates of exchange during the period. Exchange gains or losses arising on foreign currency translation are included in the determination of operating results for the period.

e)  Basic and Diluted Net Income (Loss) Per Share
    The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during theperiod including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

f)   Use of Estimates
     The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

g)  Financial Instruments
    The fair value of cash, accounts payable, accrued liabilities, and due to a related party was estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

h)  Long-Lived Assets
    In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts
    or circumstances that may suggest impairment.   The Company  recognizes an
    impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

i)  Comprehensive Loss
    SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at April 30, 2003, the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

j)  Reclassifications
    Certain   amounts  in  the  prior  year  financial  statements  have  been reclassified to conform to the current year presentation.

k)  New Accounting Pronouncements
    In  May  2003,   the  FASB   issued  SFAS No. 150, "Accounting for Certain
    Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some
    circumstances).   The  requirements  of  SFAS No.   150  apply to issuers'
    classification and measurement of freestanding financial instruments, including those that comprise more than one option or forward contract. SFAS No. 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of non-public entities. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption.
    Restatement  is  not  permitted.   The  adoption  of  this standard is not
    expected to have a material effect on the Company's results of operations or financial position.

    In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the
    fair   value  based  method  of  accounting  for  stock - based   employee
    compensation.    In  addition,  SFAS  No.   148  expands   the  disclosure
    requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The transition provisions
    do not currently have an impact on the Company's   consolidated  financial
    position  and  results  of  operations  as the  Company has no stock-based
    employee   compensation.   The  disclosure  provisions of SFAS No. 148 are
    effective  for  financial  statements  for interim periods beginning after
    December 15, 2002.   The effect of adopting this standard has no effect on
    the Company's results of operations or financial position since stock-based compensation is not currently awarded to employees.

k)  New Accounting Pronouncements (continued)
    In June 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force
    (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The Company adopted SFAS No. 146 on February 1, 2003 and it did not have a material affect on the Company's results of operations and financial position.

    FASB has also issued SFAS No. 145, 147 and 149 but they will not have any relationship to the operations of the Company therefore a description of each and their respective impact on the Company's operations have not been disclosed.

NOTE 3 - PROPERTY AND EQUIPMENT

                                                     April 30,     January 31,
                                                      2003               2003
                          ----------------------------------------------------
                           Cost      Accumulated     Net Book       Net Book
                                     Amortization    Value            Value
                          ----------------------------------------------------
Furniture and        $     4,819    $    1,928      $    2,891     $     3,084
fixtures

Computer
equipment                  5,211         2,929           2,282           2,555
                         -----------------------------------------------------
                      $   10,030    $    4,857      $    5,173     $     5,639
                         =====================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

a) The Company incurred management fees of $Nil and $7,500 to an officer during the quarters ended April 30, 2003 and 2002, respectively. This same individual advanced $3,786 to the Company to finance operations during the quarter ended April 30, 2003.

b) The Company agreed t o assume debt in the amount of $377,960 owing to a related party as part of a share purchase agreement (see Note 5). The debt is non-interest bearing and was to be repaid as to $200,000 on January 2, 2003 and $200,000 on January 31, 2004. Late payments are subject to simple interest payable on the overdue principal at fixed rate of 10% per annum, calculated in advance monthly commencing on the day after a principal payment is due. The creditor has agreed to waive interest on the overdue principal balance of $177,960.

NOTE 5 - DISCONTINUED OPERATIONS

Discontinued operations consist of the Company's activities in the  commercial
real  estate  industry.   By  an  agreement dated  April 10, 2002, the Company
acquired a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping Center, located in
Las Vegas,  Nevada.   The  purchase price was $4,150,000 payable as follows: a
promissory note to the vendor in the amount of $600,000; the issuance of 40,000,000 common stock at a deemed price of $0.01 per share; the Assumption of a first mortgage in the amount of $3,150,000. The transaction closed April 15,
2002,   with  operations  transferring  effective May 1, 2002. The Company had purchased the property through a wholly owned subsidiary, Whistler Commercial Holding, Inc. ("WCHI").

NOTE 5 - DISCONTINUED OPERATIONS

On January 1, 2003 the Company sold all the issued and outstanding shares of WCHI to an unrelated party for the sum of $100. As part of the Share Purchase Agreement, the Company agreed to assume debt in the amount of $377,960 owed to a related party by WCHI.

The results of discontinued operations are summarized as follows:

                           Quarter        Quarter             Accumulated from
                            Ended          Ended               April 20, 2000
                                                           (Date of Inception)
                      April 30, 2003     April 30, 2002      to April 30, 2003
------------------------------------------------------------------------------
Revenues              $       -        $      -               $        286,330
==============================================================================
Net Operating Losses          -               -                       (92,251)
Loss on disposal              -               -                      (664,773)
------------------------------------------------------------------------------
Loss from
discontinued
operations            $       -        $      -               $      (757,024)
==============================================================================

Item 2. Management's Discussion and Analysis or Plan of Operation

FORWARD LOOKING STATEMENTS

This quarterly report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual result s are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this Risk Factors section and elsewhere in this annual report.

Plan of Operation

We currently have no operating business or significant assets. In the interim, we plan to maintain a cash balance sufficient to sustain corporate operations until such time as management is able to identify and acquire an interest in a suitable business or asset.

We  anticipate  that our administrative costs of the next 12-month period will
be  approximately  $25,000.    We do not  have sufficient cash on hand to meet
these anticipated obligations.

Our ability to raise additional funds through the sale of shares will depend on market conditions, asset acquisition opportunities and the ability of our directors, officers or shareholders to lend money to us.

During the quarter, we announced the acquisition of an interest in Crown Medical Systems, Inc. However, we were unable to reach a formal agreement with the company. As well, we will not be proceeding with the share capital split that was announced concurrently.

Results Of Operations for Year Ended April 30, 2003

We incurred operating expenses in the amount of $12,047 for the three-month period ended April 30, 2003 including $5,150 relating to the write off of our interest in the Queen Mineral Property, professional fees of $2,600, rent and office costs of $2,297, general and administrative costs of $1,534 and depreciation costs of $466 relating to furniture and computer equipment.

At quarter end, we had cash on hand of $59. As well, we held computer equipment and furniture recorded at $5,173. Our liabilities at the same date totaled $415,713 and consisted of accounts payable and accrued liabilities of $33,067 and $382,646 due to our major shareholder, Salim Rana, in connection with our acquisition of the Azra shopping center.

Our net loss for the three - month period ended April 30, 2003 decreased slightly from the comparative period in fiscal 2002 (from $15,585 to $12,047). This was primarily due to a decrease in management fees.

PART II- OTHER INFORMATION

Item 1.  Legal Proceedings

The Company is not a party to any pending legal proceeding. Management is not aware of any threatened litigation, claims or assessments.

Item 2.  Changes in Securities

The Company did not issue any securities during the quarter ended April 30, 2003.

Item 3. Defaults Upon Senior Securities

None.

Item 4. Submission of Matters to a Vote of Security Holders

None.

Item 5. Other Information

None.

Item 6. Exhibits and Report on Form 8-K

99.1 Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Principal Accounting Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


There were no reports filed on Form 8-K during the three month period ended April 30, 2003.


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused
this report  to  be signed on its behalf by the undersigned,   thereunto  duly
authorized.

                                             Whistler Investments, Inc.

                                                   /s/  Holly Roseberry
                                             --------------------------
                                                        Holly Roseberry
                                                 President and Director
                                          (Principal Executive Officer)
                                                   Dated: June 12, 2003

                                             Whistler Investments, Inc.

                                                   /s/ Mehboob Charania
                                                  ---------------------
                                                       Mehboob Charania
                                          Secretary, Treasurer & C.F.O.
                                          (Principal Financial Officer)
                                                   Dated: June 12, 2003

                               Exhibit 99.1

                              CERTIFICATION

I, Holly Roseberry, President and Chief Executive Officer of Whistler Investments, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-KSB of Whistler Investments, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying office r and I are responsible for establishing and maintaining disclosure controls and procedures (as defined i n Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a)   designed  such  disclosure  controls and  procedures  to ensure that material  information  relating  to  the  registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly  during  the period in which this  quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 12, 2003                                        /s/ Holly Roseberry
                                                             -----------------
                                                               Holly Roseberry
                                                        President and Director
                                                  Principal Executive Officer)

                               Exhibit 99.2

                              CERTIFICATION

I, Mehboob Charania, Secretary, Treasurer and Chief Financial Officer of Whistler Investments, Inc., certify that:

1.   I  have   reviewed   this  quarterly  report  on Form  10-KSB of Whistler
     Investments, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a)   designed  such  disclosure controls  and  procedures  to ensure that
          material   information  relating to  the  registrant,  including its
         consolidated subsidiaries, is made known to us by others within those entities, particularly  during the  period  in  which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c)   presented  in   this  quarterly  report  our  conclusions about the
          effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: June 12, 2003                                    /s/   Mehboob Charania
                                                         --------------------
                                                             Mehboob Charania
                                                Secretary, Treasurer & C.F.O.
                                                (Principal Financial Officer)